Exhibit 10.1

Purchase and Sale Agreement

by and between

Will-Drill Resources, Inc.

Universal Energy, LLC

COD Exploration, LLC

Spanoil Incorporated

Maverick Capital, L.L.C.

Diamond Resources, L.L.C.

Railsback Ventures, L.L.C.

Atkins Ltd. L.L.C.

Bienville Interests, L.L.C.

JALA Ventures, L.L.C.

Petra Exploration, L.L.C.

Cowgill & Associates, L.L.C.

Milestone Energy, L.L.C.

Maverick Oil & Gas, Inc.

Thomas Family Minerals, L.L.C.

MiCa Resources, L.L.C.

Shelby Oil & Gas Co., Inc.

Anderson Land & Minerals, L.L.C.

Anderson Hodge, L.L.C.

Tater Hill Investments, L.L.C.

as Sellers

and

Questar Exploration and Production Company

as Purchaser

Dated:  January 25, 2008

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Table of Contents

Page

ARTICLE I
GENERAL TERMS AND CONDITIONS

1.01

Sale of Subject Properties.

1

1.02

Consideration

4

1.03

Adjustments to the Purchase Price

4

1.04

Adjustment Statement

5

1.05

Payment

5

1.06

Post Closing Review

6

1.07

Ownership; Allocation of Revenues and Expenses

7

1.08

Closing

7

1.09

Allocation of Purchase Price

7

ARTICLE II
REPRESENTATIONS AND WARRANTIES

2.01

Representations and Warranties of Each Seller

8

2.02

Representations and Warranties of Sellers

9

2.03

LIMITATIONS ON WARRANTIES AND OTHER DISCLAIMERS

12

2.04

Representations and Warranties of Purchaser

13

ARTICLE III
COVENANTS PENDING CLOSING

3.01

Access

15

3.02

Consent to Assign

15

3.03

Interim Operations.

16

3.04

Notice of Breach of Representations or Warranties

17

3.05

Change of Operator; Subject Properties Held by WDP.

17

3.06

Governmental Filings

18

3.07

Strapping and Gauging

18

3.08

Suspense Funds Adjustment

18

3.09

Exclusivity

18

ARTICLE IV
CONDITIONS TO CLOSING

4.01

Conditions to Obligations of Sellers

19

4.02

Conditions to Obligations of Purchaser

19

ARTICLE V
CLOSINGS; DELIVERIES AT CLOSINGS

5.01

Deliveries at Closings

20

5.02

Turn Over Possession

21

5.03

Succession by Purchaser

21

i

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ARTICLE VI
TITLE ADJUSTMENTS

6.01

Warranty of Title.

21

6.02

Certain Definitions.

22

6.03

Purchaser’s Title Review.

24

6.04

Determination of Title Defects

26

6.05

Disputes

27

6.06

Effect on Closing.

27

ARTICLE VII
ASSUMPTION OF LIABILITIES AND INDEMNIFICATION

7.01

Assumption of Sellers’ Obligations by Purchaser

28

7.02

Indemnification by Purchaser

29

7.03

Obligations Retained by Sellers

29

7.04

Indemnification by Sellers

30

7.05

NORM

30

7.06

Indemnification Procedures.

30

ARTICLE VIII
LIMITATIONS OF LIABILITY

8.01

Exclusive Remedy

31

8.02

Waiver of Right to Rescind

32

8.03

Time Limitation

32

8.04

Damage Limitation

32

ARTICLE IX
TERMINATION

9.01

Termination of Agreement

33

9.02

Liabilities Upon Termination

33

ARTICLE X
ENVIRONMENTAL ASSESSMENT

10.01

Environmental Assessment.

33

10.02

Notice of Environmental Conditions

34

10.03

Right and Remedies for Environmental Conditions.

34

ARTICLE XI
MISCELLANEOUS

11.01

Records

37

11.02

Tax Prorations

37

11.03

Post-Closing Filings And Notifications

37

11.04

No Sales Taxes

38

11.05

Authorization by Sellers; Sellers’ Knowledge.

38

11.06

Notices

39

11.07

Further Assurances

40

11.08

CHOICE OF LAW

40

11.09

Assignment

40

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11.10

Amendment; Severability

40

11.11

Counterparts; Electronic Signatures

40

11.12

Expenses and Fees

40

11.13

Press Releases

41

11.14

Entireties

41

11.15

Like Kind Exchange.

41

11.16

Casualty

42

11.17

Time of Essence; Action on Business Day

43

11.18

Survival

43

11.19

Third Party Beneficiaries

43

11.20

Construction

43

11.21

Headings

43

11.22

Certain Defined Terms

43

Schedules:

Schedule 1.03.01(A)

Daily Drilling Reports
Schedule 1.03.01(B)

Unleased Mineral Interests
Schedule 2.02.01

AFEs
Schedule 2.02.06

Consents
Schedule 2.02.10

Hydrocarbon Sales Contracts
Schedule 2.02.11

Contracts
Schedule 2.02.12

Status of Payout Balance
Schedule 2.02.15

Plugging and Abandonment
Schedule 2.02.17

Bonds, Letters of Credit, etc.
Schedule 2.02.19

Suspense Funds
Schedule 2.02.22

Ultimate Parent Entity

Exhibits:

Exhibit “A”

Wells, Locations and Allocated Values

Exhibit “B”

Leases
Exhibit “C”

Excluded Assets

Exhibit “D”

Form of Assignment

Index of Defined Terms

Defined Term	Section
1031 Assets	11.15.01
Accounting Arbitrator	1.06
Actually Delivered	11.06

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Adjusted Purchase Price	1.02
Adjustment Claim	6.05
Adjustment Statement	1.04
Agreement	Preamble
Allocated Value	11.22.01
Assignment	1.01.03
Assumed Obligations	7.01
Business Day	11.22.02
Casualty	11.16
Casualty Loss	11.16.01
Claim Notice	7.06.01
Claims	7.02
Class V assets	1.09
Closing	1.08
Closing Date	1.08
Code	11.15.01
Confidentiality Agreements	2.02.11
Contracts	1.01.01(G)
Damage Contracts	2.02.11
Defect Notice Date	6.03.01
Defensible Title	6.02.01
Deposit	1.05
Disputed Adverse Environmental Condition	10.03.03

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Effective Date	1.01.03
Environmental Arbitrator	10.03.03
Environmental Condition	10.03.07
Environmental Defect Value	10.03.08
Environmental Law	10.03.07
Environmental Subsequent Closing	10.03.04
Environmental Threshold Amount	10.03.01
Escrow Agent	1.05
Escrow Agreement	1.05
Excluded Assets	1.01.02
Exclusivity Period	3.09
Final Adjustment Statement	1.06
Governmental Authority	11.22.03
Indemnified Party	7.06.01
Indemnifying Party	7.06.01
Inspector	10.01.01
Lands	1.01.01(C)
Law	11.22.04
Leases	1.01.01(B)
Like-Kind Exchange	11.15.01
NORM	7.05
NRI	6.02.01
Oil and Gas Property	6.02.02

v

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Party or Parties	Preamble
Permits	1.01.01(J)
Permitted Encumbrances	6.02.03
Person	11.22.05
Phase I environmental assessment	10.01.01
Potential Transaction	3.09
Purchase Price	1.02
Purchaser	Preamble
QI	11.15.01
Records	1.01.01(I)
Remediation or Remediate	10.03.06
Retained Liabilities	7.03
Seller or Sellers	Preamble
Sellers’ knowledge Seller’s knowledge	11.05.03
Subject Properties	1.01.01
Subsequent Closing	6.06.02
Suspense Funds	2.02.19
Title Arbitrator	6.05
Title Defect	6.04
Title Defect Amount	6.03.04
Title Defect Property	6.03.03
Title Defect Threshold	6.03.01

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UMIs	1.03.01(B)
UPE	2.02.22
WDP	1.03.01(A)
WDR	Preamble
Wells	1.01.01(A)
WI	6.02.01

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PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into this 25th day of January, 2008, by and among Will-Drill Resources, Inc., a Louisiana corporation (“WDR”), Universal Energy, LLC, a Louisiana limited liability company, COD Exploration, LLC, a Louisiana limited liability company, Spanoil Incorporated, a Louisiana corporation, Maverick Capital, L.L.C., a Louisiana limited liability company, Diamond Resources, L.L.C., a Louisiana limited liability company, Railsback Ventures, L.L.C., a Louisiana limited liability company, Atkins Ltd. L.L.C., a Louisiana limited liability company, Bienville Interests, L.L.C., a Louisiana limited liability company, JALA Ventures, L.L.C., a Louisiana limited liability company, Petra Exploration, L.L.C., a Louisiana limited liability company, Cowgill & Associates, L.L.C., a Louisiana limited liability company, Milestone Energy, L.L.C., a Louisiana limited liability company, Maverick Oil & Gas, Inc., a Louisiana corporation, Thomas Family Minerals, L.L.C., a Louisiana limited liability company, MiCa Resources, L.L.C., a Louisiana limited liability company, Shelby Oil & Gas Co., Inc., a Louisiana corporation, Anderson Land & Minerals, L.L.C., a Louisiana limited liability company, Anderson Hodge, L.L.C., a Louisiana limited liability company, Tater Hill Investments, L.L.C., a Louisiana limited liability company (individually, a “Seller”, and, collectively, “Sellers”), and Questar Exploration and Production Company, a Texas corporation (“Purchaser”).  Sellers and Purchaser may hereinafter be referred to, individually, as a “Party” and, collectively, as the “Parties.”

WHEREAS, Purchaser desires to purchase and Sellers desire to sell all of Sellers’ right, title and interest in and to certain oil, gas and mineral leases and associated assets and contract rights owned by Sellers; and

WHEREAS, Sellers and Purchaser desire to set forth herein the terms and provisions of their agreements and understandings.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
GENERAL TERMS AND CONDITIONS

1.01

Sale of Subject Properties.

1.01.01

Subject to the terms and conditions of this Agreement, Sellers covenant and agree to sell to Purchaser, and Purchaser covenants and agrees to buy from Sellers, all of Sellers’ or WDP’s right, title and interest in and to the properties more specifically described below (hereinafter the “Subject Properties”):

(A)

all of the wells described on Exhibit “A” or otherwise located on the Leases or the Lands (the “Wells”);

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(B)

the oil and gas leases described on Exhibit “B” (the “Leases”), it being the intent of the Parties that the term “Leases” shall include the entirety of the hydrocarbon leasehold interests and other hydrocarbon interests owned by Sellers as of the Effective Date in and to the Lands and the Wells described on Exhibit “A”;

(C)

all lands covered by the Leases and all other leasehold interests, mineral interests, fee and surface interests and royalty interests, including, without limitation, working interests, overriding royalty interests, reversionary interests, non-consent interests, and any other interests of a similar nature, owned by Sellers in such lands or lands pooled or unitized therewith (collectively, the “Lands”);

(D)

(i) all rights with respect to the use and occupancy of the surface of and the subsurface depths under the Lands; (ii) all rights with respect to any pooled, communitized or unitized acreage by virtue of any Lands being a part thereof; (iii) all real, immovable, personal and movable property located upon the Lands and used in connection with the exploration, development or operation of the Subject Properties;

(E)

all payments, and all rights to receive payments, with respect to the ownership of the production of hydrocarbons from, or the conduct of operations on, the Lands, Leases and/or Wells, accruing on or after the Effective Date;

(F)

all presently existing and valid oil, gas or mineral unitization, pooling, operating and communitization agreements, declarations, orders, rules, regulations or other official acts of any Governmental Authority and the units created thereby, including, without limitation, all units voluntarily formed or formed under orders, regulations, rules or other official acts of any Governmental Authority having jurisdiction, insofar and only insofar as they relate to the Leases, Lands and/or Wells;

(G)

all contracts, agreements and other similar instruments relating to the Subject Properties (including, without limitation, all easements, surface use agreements and rights-of-way (including, without limitation, Permits with respect to rights-of-way involving railroads and road crossings) used in connection with the exploration, development, operation or maintenance of the Subject Properties), excluding such contracts, agreements and other similar instruments relating to the Subject Properties which shall terminate at Closing (the “Contracts”);

(H)

all personal property, improvements, lease and well equipment, (including as applicable, but not limited to, any tanks, boilers, buildings, platforms, flowlines, fixtures, machinery, injection facilities, saltwater disposal facilities, compression facilities and other equipment, gathering systems, power lines, telephone and telegraph lines, roads and other appurtenances) owned by Sellers and located on the Leases, Lands and/or Wells or lands pooled or unitized with the Leases, which are being used primarily in connection with the

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exploration, development, operation or maintenance of the Subject Properties, or any unit or units in which part or parts of the Leases, Lands and/or Wells may be included, or are being used primarily in connection with the production, treating, storing, transportation or marketing of oil, gas and minerals, produced from or allocated to the Leases, Lands and/or Wells;

(I)

all of the original files, records, information and data primarily relating to the Subject Properties in the possession of any Seller or WDP (“Records”), including, without limitation, title records (including, without limitation, abstracts of title, title opinions, certificates of title and title curative documents), contracts, correspondence, geological data and information (including, without limitation, maps and interpretations thereof), production records, electric logs (including, without limitation, cross sections and correlations thereof), core data, pressure data, declined curves, graphical production curves, drilling reports, well completion reports, drill stem test charts and reports, engineering reports, regulatory reports, accounting and financial information (including, without limitation, invoices, receipts, records and files) as is necessary in connection with the ownership or operation of the Subject Properties and all related materials (in each case above, to the extent capable of being legally transferred by Sellers or WDP and, with respect to any LAS log files that require the payment of a fee or other penalty to transfer, only if Purchaser agrees to pay such fee or other penalty);

(J)

all franchises, licenses, permits, approvals, consents, certificates, authorizations and other rights granted by Governmental Authorities and all certificates of convenience or necessity, immunities, privileges, grants and other rights that relate to the Subject Properties or the ownership or operation of the Subject Properties (the “Permits”), to the extent the same are assignable; and

(K)

all causes of action and choses of action incident to any of the foregoing and to the extent attributable to the period from and after the Effective Date.

1.01.02

The Subject Properties shall not include any of Sellers’ right, title or interest in any of the following (referred to herein as the “Excluded Assets”):  (A) all trade credits and all accounts, instruments and general intangibles (as such terms are defined in the Uniform Commercial Code of Louisiana) attributable to the Subject Properties with respect to any period of time prior to the Effective Date; (B) all claims and causes of action of Sellers (i) arising from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Date, (ii) arising under or with respect to any contracts, agreements or other similar instruments relating to the Subject Properties that are attributable to any period of time prior to the Effective Date (including, without limitation, claims for adjustments or refunds), or (iii) with respect to any of the Excluded Assets (subject to Section 11.16); (C) all rights and interests of Sellers (i) under any policy or agreement of insurance or indemnity, (ii) under any bond, or (iii) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events, or damage to or destruction of property, occurring prior to the

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Effective Date (subject to Section 11.16); (D) all oil, gas or other hydrocarbons produced and sold from the Subject Properties with respect to any period of time prior to the Effective Date, together with all proceeds from the sale or disposition thereof; (E) claims of Sellers for refunds of or loss carry forwards with respect to (i) production or any other taxes attributable to any period of time prior to the Effective Date, (ii) income or franchise taxes, or (iii) any taxes attributable to the Excluded Assets; (F) all amounts due or payable to Sellers as adjustments to insurance premiums related to the Subject Properties with respect to any period of time prior to the Effective Date; (G) all proceeds, income or revenues (and any security or other deposits made) attributable to (i) the Subject Properties for any period of time prior to the Effective Date, or (ii) any Excluded Assets; (H) all of Sellers’ proprietary computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property; (I) all of Sellers’ seismic data; (J) all documents and instruments of Sellers that may be protected by an attorney-client privilege; (K) all audit rights with respect to any period of time prior to the Effective Date; and (L) those assets, if any, described on Exhibit “C” attached hereto; provided, however, to the extent that any of the foregoing assets relate to any liability or obligation constituting part of the Assumed Obligations, such assets shall not be Excluded Assets hereunder and shall be part of the Subject Properties for all purposes.

1.01.03

The conveyance of the Subject Properties shall be evidenced by an Assignment of Oil, Gas and Mineral Leases, Associated Rights and Bill of Sale (“Assignment”) in the form attached hereto as Exhibit “D”, and shall be effective as of January 1, 2008, at 7:00 a.m., Central Time (the “Effective Date”), which shall convey Sellers’ interest in the Subject Properties to Purchaser.

1.02

Consideration.  The consideration for the sale and conveyance of the Subject Properties by Sellers to Purchaser is Five Hundred Ninety Six Million Seven Hundred Eighty Thousand Dollars ($596,780,000), as adjusted in accordance with the terms of this Agreement (the “Purchase Price”).

1.03

Adjustments to the Purchase Price.  The Purchase Price shall be adjusted as follows (as so adjusted, the “Adjusted Purchase Price”):

1.03.01

The Purchase Price shall be increased by the following:

(A)

expenses actually paid by any Seller or Will-Drill Production Co., Inc. (“WDP”) with respect to the ownership or operation of the Subject Properties, or any of them, which are for or relate to any period of time on or after the Effective Date and which were incurred in the ordinary course of business, consistent with past practice, including, without limitation, any such expenses relating to Wells Thomas 20 – No. 3, Wiggins 32 - No. 1 and Conly 30 – No. 2 attributable to or arising from or in connection with the operations described in the daily drilling reports attached hereto as Schedule 1.03.01(A); provided that for the purposes of this Section 1.03.01(A) expenses for drilling, completion or rework operations attributable to Wells FUMC 33 – No. 1, Thrash 16 – No.1 and Rex-Woodard 22 – No. 1 and incurred between the Effective Date and the date of

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this Agreement shall be limited to Four Hundred Forty Thousand Dollars ($440,000).

(B)

the total of all costs and expenses actually paid and incurred by Sellers for drilling, completion, equipping, operating and other costs and expenses actually paid and incurred by Sellers with respect to any producing Well in a unit on account of unleased mineral interests (“UMIs”) (such UMIs being set forth on Schedule 1.03.01(B)) in such unit to the extent that such costs and expenses have not been recouped by Sellers as of the Effective Date; and

(C)

the value (calculated in the same manner as specified in Section 6.03.04(A) and Section 6.03.04(B)) of an increase in Sellers' NRI over that set forth on Exhibit "A"  due to a clerical, typographical or mathematical error (including, without limitation, the erroneous failure to list a Subject Property on Exhibit “A” in which Sellers have an interest or to reflect a greater interest) or a decrease in Sellers' WI over that set forth on Exhibit "A" due to a clerical, typographical or mathematical error (including, without limitation, the erroneous listing of a Subject Property on Exhibit “A” in which Sellers do not have an interest or have a lesser interest).

1.03.02

The Purchase Price shall be decreased by the following:

(A)

all revenues received by Sellers and attributable to the Subject Properties for or relating to any period of time on and after the Effective Date;

(B)

the amount of the Deposit; and

(C)

the amount of any decreases due to Title Defects pursuant to ARTICLE VI, Environmental Conditions pursuant to ARTICLE X, Casualty Losses pursuant to Section 11.16 and the provisions of Section 3.02.

1.03.03

The Purchase Price shall be increased or decreased, as the case may be, by the following:

(A)

Suspense Funds as of Closing pursuant to Section 3.08; and

(B)

hydrocarbons in storage and pipelines pursuant to Section 3.07.

1.04

Adjustment Statement.  Sellers shall cause WDP to deliver to Purchaser on or prior to three (3) Business Days immediately preceding the Closing Date a statement (the “Adjustment Statement”) setting forth Sellers’ preliminary determination of the Adjusted Purchase Price.  The Adjustment Statement shall be based upon actual information available to Sellers at the time of its preparation.

1.05

Payment.  Contemporaneously with the execution of this Agreement, Purchaser has deposited an amount equal to ten percent (10%) of the Purchase Price with JPMorgan Chase Bank, National Association, as escrow agent for the Parties (the “Escrow Agent”), to be deposited into an interest bearing account, such escrow arrangement to be governed by the

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Escrow Agreement, among WDR, Purchaser and the Escrow Agent, entered into contemporaneously herewith (the “Escrow Agreement”) (such amount, together with interest thereon, the “Deposit”).  If Closing shall occur, Sellers and Purchaser agree that the Deposit shall be paid to Sellers (acting through WDR) by the Escrow Agent and shall be considered to have been applied toward the Purchase Price in accordance with Section 1.03.02(B).  If Closing shall not occur by reason of the termination of this Agreement, the Deposit shall be applied in the manner set forth in Section 9.02.  At the Closing, Purchaser shall wire transfer the Adjusted Purchase Price in immediately available funds as specified in writing by Sellers (acting through WDP) to Purchaser on the first (1st) Business Day prior to the Closing Date.

1.06

Post Closing Review.  On or prior to the one hundred twentieth (120th) day after the Closing Date but no sooner than ninety (90) days after the Closing Date, Sellers shall cause WDP to present Purchaser with a final adjustment statement (the “Final Adjustment Statement”).  Purchaser will give representatives of WDP reasonable access to its premises and to its books and records for purposes of preparing the Final Adjustment Statement and will cause appropriate personnel of Purchaser to provide reasonable assistance to WDP and WDP’s representatives, at no cost to Sellers, in the preparation of the Final Adjustment Statement.  Sellers will give representatives of Purchaser and its representatives reasonable access to their premises and to their books and records for purposes of reviewing the Final Adjustment Statement.  The Final Adjustment Statement shall become final and binding on Sellers and Purchaser thirty (30) days following the date the Final Adjustment Statement is received by Purchaser, except to the extent that prior to the expiration of such thirty (30) day period Purchaser shall deliver to Sellers (acting through WDP) notice, as hereinafter described, of its disagreement with the contents of the Final Adjustment Statement.  Such notice shall be in writing and set forth all of Purchaser’s disagreements with respect to any portion of the Final Adjustment Statement, together with Purchaser’s proposed changes thereto, and shall include an explanation in reasonable detail of, and such supporting documentation as is reasonably necessary and available to support, such changes.  If Purchaser has timely delivered such a notice of disagreement to Sellers (acting through WDP), then, upon written agreement between Purchaser and Sellers (acting through WDP) resolving all disagreements of Purchaser set forth in such notice, the Final Adjustment Statement will become final and binding upon Purchaser and Sellers.  If the Final Adjustment Statement has not become final and binding by the sixtieth (60th) day following its receipt by Purchaser, then Purchaser or Sellers (acting through WDP) may submit any unresolved disagreements of Purchaser set forth in such notice to a mutually agreeable arbitrator (which arbitrator must have at least ten (10) years of experience in oil and gas accounting matters in Louisiana and must not have performed any material accounting work for the preceding twelve (12) months for any Party) for binding arbitration, in which case the Party doing so must also immediately notify the other Party by telephone and facsimile.  Any dispute regarding appointment of a mutually acceptable arbitrator shall be resolved by having Purchaser and Sellers (acting through WDP) each select one arbitrator meeting the criteria described above and instructing such two arbitrators to select a third arbitrator meeting the criteria described above.  Such third arbitrator or a mutually acceptable arbitrator, as applicable, shall be referred to herein as the “Accounting Arbitrator”.  The Accounting Arbitrator shall resolve disputes regarding any such adjustments within thirty (30) days of submittal by such Parties of the relevant materials for review taking into account, among other things, the likelihood the disputed item will cause either Purchaser or Sellers not to receive value bargained for under this Agreement and the length of time that the item has been treated by Sellers or their

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predecessors in the manner in which Sellers (acting through WDP) have asserted on the Final Adjustment Statement.  Each Party agrees to pay all amounts due as a result of the agreement or the decision of the Accounting Arbitrator on the third (3rd) Business Day thereafter.  If payment is due for Sellers, the Seller that is an affiliate of WDP agrees to cause such payment to be timely made.  In the event of a Subsequent Closing or an Environmental Subsequent Closing, the provisions of this Section 1.06 shall also apply thereafter as to the applicable Subject Properties only.

1.07

Ownership; Allocation of Revenues and Expenses.  Subject to the other provisions of this Agreement, Sellers shall remain entitled to all of the rights of ownership of the Subject Properties (including, without limitation, the right to all production, proceeds of production and other proceeds) for the period of time prior to the Effective Date, and, after Closing, Purchaser shall be entitled to all of the rights of ownership of the Subject Properties (including, without limitation, the right to all production, proceeds of production and other proceeds) for the period of time on and after the Effective Date.  Subject to the terms and conditions of this Agreement, revenues and expenses attributable to the Subject Properties shall be allocated as follows:  (A) all expenses (including, without limitation, all drilling and completion costs, all capital expenditures, all overhead charges under applicable operating agreements and the amount of premiums under insurance policies maintained by WDP or Sellers) which are incurred in the operation of the Subject Properties before the Effective Date will be borne by Sellers and all proceeds (net of applicable production, severance, and similar taxes) from the sale of oil, gas and/or other minerals produced therefrom before the Effective Date will be owned by Sellers, and (B) all expenses (including, without limitation, all capital expenditures, all drilling and completion costs, all overhead charges under applicable operating agreements and the amount of premiums under insurance policies maintained by the operator of the Subject Properties) in connection with the operation of the Subject Properties after the Effective Date and paid or payable by Sellers under the applicable joint operating agreement will be borne by Purchaser and all proceeds (net of applicable production, severance, and similar taxes) from the sale of oil, gas and/or other minerals produced therefrom after the Effective Date will be owned by Purchaser.  It is agreed that, in making such allocations:  (X) subject to Section 3.07, all oil which was produced from the Subject Properties and which was, on the Effective Date, stored in tanks located on the Subject Properties (or located elsewhere but used by Sellers to store oil produced from the Subject Properties prior to delivery to any oil purchaser) shall be deemed to have been produced before the Effective Date, and (Y) ad valorem taxes assessed with respect to a period of time which the Effective Date splits shall be prorated based on the number of days in such period of time which fall on each side of the Effective Date (with the day on which the Effective Date falls being counted in the period of time after the Effective Date).

1.08

Closing.  The completion of the purchase and sale of the Subject Properties as contemplated by this Agreement, as well as the physical act or acts of execution and delivery of the documents contemplated hereby and delivery of consideration as provided above (the “Closing”) shall occur at the offices of WDP at a time mutually acceptable to Sellers and Purchaser on or before February 29, 2008 (the “Closing Date”).

1.09

Allocation of Purchase Price.  Purchaser and Sellers agree that the entire Purchase Price (including any adjustments thereto) for the Subject Properties shall be allocated to "Class V assets" (as that term is defined in Treasury regulation section 1.338-6(b)(2)) in accordance with

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Section 1060 of the of the Code and the Treasury regulations thereunder.  Purchaser and Sellers shall file such reports and information returns as may be required under Section 1060 of the Code and the Treasury regulations thereunder and any corresponding provisions of applicable state income tax laws consistent with such allocation to the Class V assets.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

2.01

Representations and Warranties of Each Seller.  Each Seller, for itself only, represents and warrants to Purchaser that the following are true and correct as of the date of this Agreement, and will be true and correct as of the Closing Date as if made on that date:

2.01.01

Organization and Authority.  For each Seller that is a legal entity, such Seller represents that it:

(A)

is duly organized, validly existing and in good standing under the Law of the state of its organization and it is in good standing in the jurisdictions where the Subject Properties are located;

(B)

has full power and authority to carry on its business as now being conducted in the places and manner as required to own and sell the interests owned by such Seller in the Subject Properties; and

(C)

is duly authorized by appropriate action of the board of directors, shareholders, members, managers, partners, venturers or others, as the case may be, to enter into this Agreement, to perform the obligations hereunder and to convey to Purchaser the Subject Properties.

2.01.02

Execution and Delivery/Enforceability.  This Agreement has been duly and validly executed and delivered by such Seller and constitutes, and all other agreements contemplated herein, when entered into, executed and delivered, will constitute, the legal, valid and binding agreements and obligations of such Seller enforceable against such Seller in accordance with their respective terms.

2.01.03

No Conflicts.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not (A) conflict with or violate or constitute a default under any contract, agreement or other similar instrument governing such Seller’s organization or management or any agreement to which such Seller is a party or to which any of the Subject Properties is bound; or (B) violate any Law applicable to such Seller or the Subject Properties except for any violation which is not material and which would not affect such Seller’s ability to consummate the transactions contemplated under this Agreement.

2.01.04

Brokers’ Fees.  Such Seller has not incurred any obligation or liability, contingent or otherwise, for brokers’ or finders’ fees in respect of the transactions contemplated herein for which Purchaser or any of its affiliates may be liable.

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2.01.05

No Bankruptcy.  There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or, to such Seller’s knowledge, threatened against such Seller or any of its affiliates.

2.01.06

Litigation.

There is no suit, action or claim by any Person (including, without limitation, expropriation or forfeiture proceedings), and no legal, administrative or arbitration proceedings pending, or to such Seller’s knowledge, threatened against such Seller, or to which such Seller is a party, (in each case) that reasonably may be expected to have a materially adverse effect upon the ability of such Seller to consummate the transactions contemplated in this Agreement.

2.01.07

Non-Foreign Representation.  Such Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and income tax regulations).

2.01.08

Tax Exemption.  Such Seller acquired the tangible personal property included in the Subject Properties for use or consumption, and such Seller has not been engaged, nor held itself out as being engaged, in selling similar property on a repeated or continuing basis.

2.02

Representations and Warranties of Sellers.  Sellers, jointly and severally, represent and warrant to Purchaser that the following are true and correct as of the date of this Agreement, and will be true and correct as of the Closing Date as if made on that date:

2.02.01

AFE’s.  Except as set forth on Schedule 2.02.01, there are no outstanding calls or payments under authorities for expenditures for payments or other capital commitments relating to the Subject Properties which exceed Fifty Thousand Dollars ($50,000) (net to Sellers’ interest) for work performed between the Effective Date and the date hereof and thereafter.

2.02.02

Take or Pay/Prepayment Obligations.  Sellers have not entered into any contracts for or received prepayments under or pursuant to take-or-pay arrangements, buydowns, buyouts or similar agreements for hydrocarbons produced from the Subject Properties, or storage of the same which Purchaser shall be obligated to honor and make deliveries of hydrocarbons or pay refunds of amounts previously paid under such contracts or arrangements or which otherwise relate to deliveries of hydrocarbons or payments of refunds on or after the Effective Date.

2.02.03

Litigation.  There is no suit, action, claim or proceeding pending or, to Sellers’ knowledge, threatened, arising out of, or with respect to the ownership, operation or condition of the Subject Properties.

2.02.04

Permits; Compliance with Law.  With respect to all Subject Properties for which any Seller is the operator, Sellers have, and, to Sellers’ knowledge, with respect to all other Subject Properties, the operator has, acquired all material Permits.  With respect to the Subject Properties for which any Seller is the operator, and, to Sellers’ knowledge, with respect to all other Subject Properties, such Subject Properties are in compliance with all applicable Law.

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2.02.05

Imbalances.  Except for normal immaterial pipeline imbalances that are adjusted by the pipeline each month, there are no wellhead imbalances or other imbalances attributable to the Subject Properties as of the Effective Date or as of the Closing Date which require payment from Purchaser to any Person or for which Purchaser would otherwise be responsible.

2.02.06

Consents and Preferential Rights.  Except as set forth on Schedule 2.02.06, there are no required consents, approvals or authorizations of any Person (excluding any of the foregoing customarily obtained following Closing), in each case, that are applicable to the transactions contemplated hereby.  There are no preferential rights to purchase attributable or with respect to any of the Subject Properties.

2.02.07

Taxes.  All ad valorem, property, production, severance and similar taxes and assessments based on or measured by the ownership of property comprising the Subject Properties or the production or removal of hydrocarbons or the receipt of proceeds therefrom (including, without limitation, applicable escheatment and unclaimed property requirements) have been timely paid when due and are not in arrears.  All sales and use taxes due with respect to tangible personal property included in the Subject Properties have been timely paid when due and are not in arrears.  All assets comprising the Subject Properties that are subject to property taxes have been properly listed and described on the property tax rolls for any period of time prior to and including Closing, and no portion of such assets constitutes omitted property for property tax purposes.  Sellers have timely filed all tax returns required to be filed and paid all taxes required to be paid with respect to the Subject Properties or the ownership or operation thereof.  No interest in the Subject Properties to be conveyed by any Seller to Purchaser pursuant to this Agreement constitutes a partnership interest for U.S. federal tax purposes.

2.02.08

Title.  Sellers or WDP have good title to the Subject Properties, free and clear of all liens, encumbrances and defects except for the Permitted Encumbrances, except that the foregoing representation shall not apply as to the Oil and Gas Properties, which shall instead be addressed by ARTICLE VI.

2.02.09

Leases.  To Sellers’ knowledge, the Leases have been maintained according to their terms and in compliance with the agreements to which such Leases are subject and there has not occurred any event, fact or circumstance which, with the lapse of time or the giving of notice, or both, would constitute such a breach or default of any such Leases on behalf of the Sellers or, to Sellers’ knowledge, with respect to any other Persons.  All of the Leases are either (i) currently held by production in accordance with their terms or (ii) not due to expire within six (6) months from the Closing Date because of the lack of production therefrom or because they contain a term based on a finite number of years.

2.02.10

Hydrocarbon Sales Contracts.  Except as set forth on Schedule 2.02.10, no hydrocarbons produced from the Subject Properties are subject to a sales contract other than division orders or sales agreements terminable on no more than thirty (30) days notice.  Proceeds from the sale of hydrocarbons produced from the Subject Properties are being received in all respects by Sellers in a timely manner and are not

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being held in suspense by the purchaser for any reason. To Sellers’ knowledge, Sellers are presently receiving a price for all production from, or attributable to, each Subject Property covered by a hydrocarbon sales contract in accordance with the terms of such contract.

2.02.11

Contracts.  Schedule 2.02.11 lists all Contracts, with the exception of damage releases for surface use or access agreements (the “Damage Contracts”) and confidentiality agreements executed by third parties and WDR pursuant to which information was delivered by The Oil and Gas Clearinghouse in connection with the evaluation of a possible purchase of the Subject Properties (the “Confidentiality Agreements”).  All Damage Contracts are substantially similar in all material respects to the sample of such Damage Contracts included on Schedule 2.02.11 and all Confidentiality Agreements are substantially similar in all material respects to the Confidentiality Agreement signed by Purchaser on November 27, 2007.  All Contracts are in full force and effect and Sellers are not, and, to Sellers’ knowledge, no other Person is, in default with respect to any of the obligations thereunder.  As of Closing, true and complete copies of all Contracts shall have been provided to Purchaser.

2.02.12

Payout Balances.  Schedule 2.02.12 contains a true and complete list of the status of any payout balance (net to the interest of Sellers), as of December 31, 2007, for each Lease or Well that is subject to a reversion or other adjustment at some level of cost recovery or payout other than UMIs.

2.02.13

Expenses Paid.

(A)

All expenses relating to the ownership or operation of the Subject Properties (including, without limitation, all bills for labor and materials and supplies used or furnished for use in connection with the Subject Properties) have been paid (timely, properly and before the same became delinquent) or are pending payment and are within payment terms.

(B)

 All royalties, overriding royalties and other burdens on production and all amounts owing to co-owners of the Subject Properties (in each case) relating to the ownership or operation of the Subject Properties have been paid (timely, properly and before the same became delinquent).

2.02.14

Condition of Personalty.  All fixtures, facilities and equipment included in the Subject Properties and that are reasonably necessary to conduct normal operations on the Subject Properties are in an operable state of repair adequate to maintain normal operations on the date of this Agreement.

2.02.15

Plugging and Abandonment.  Except as set forth on Schedule 2.02.15, there are no Wells that (A) any Seller has received an order from any Governmental Authority requiring that such Well be plugged and abandoned; or (B) were producing as of the Effective Date, but that are shut-in (unless temporarily shut-in in the course of normal operations) or abandoned.  Sellers are not aware of any Wells that were plugged

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and abandoned in contravention of any applicable requirements of any Governmental Authority having jurisdiction over the Subject Properties.

2.02.16

Environmental Conditions.  None of Sellers or their affiliates has received notice from any Person of any release, disposal, event, condition, circumstance, activity, practice or incident concerning any land, facility or property included in the Subject Properties that constitutes a violation of, interferes with or prevents compliance by Sellers, or, after Closing, Purchaser, with, any Environmental Law or the terms of any Permit issued pursuant thereto.

2.02.17

Bonds, Letters of Credit, etc.  Schedule 2.02.17 sets forth all bonds, letters of credit, guaranties and similar instruments held by any Seller, WDP or any of their respective affiliates and required by contract or applicable Law to be posted or otherwise tendered in order to own and/or operate any of the Subject Properties.

2.02.18

Interim Operations.  Sellers have not taken any actions between the Effective Date and the date of this Agreement that would have required consent under Section 3.03 if such actions were to have occurred subsequent to the date of this Agreement other than incurring expenditures for development of the Wells constituting Subject Properties referenced in Section 1.03.02(A) which have been previously disclosed to Purchaser.

2.02.19

Suspense Funds.  Schedule 2.02.19 sets forth a true and complete listing, as of December 31, 2007, showing all proceeds from production attributable to the Subject Properties which are held in suspense by Sellers (the “Suspense Funds”).

2.02.20

WDP as Operator.  WDP is the operator of all Wells listed on Exhibit “A”.

2.02.21

NRIs, WIs and UMIs.  The WIs and the NRIs reflected on Exhibit “A” do not include any interest attributable to UMIs.  Schedule 1.03.01(B) sets forth, as of the Effective Date, true and correct costs and expenses remaining to be recovered from each UMI listed on such Schedule 1.03.01(B).

2.02.22

HSR Act Matters.  Schedule 2.02.22 sets forth each Seller’s “ultimate parent entity” for the purposes of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and regulations thereunder (the “UPE”).  Each Seller represents that the portion of the Purchase Price attributable to it and its UPE in the aggregate equals less than Five Hundred Million Dollars ($500,000,000).

2.03

LIMITATIONS ON WARRANTIES AND OTHER DISCLAIMERS.  EXCEPT FOR THE SPECIAL WARRANTY OF TITLE SET FORTH IN THE ASSIGNMENT, THERE ARE NO WARRANTIES THAT ARE NOT CONTAINED WITHIN THIS AGREEMENT.  EXCEPT FOR THE SPECIAL WARRANTY OF TITLE SET FORTH IN THE ASSIGNMENT, THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLERS CONTAINED IN SECTION 2.01 AND SECTION 2.02 ABOVE ARE EXCLUSIVE AND ARE IN LIEU OF, AND SELLERS EXPRESSLY DISCLAIM AND NEGATE AND PURCHASER HEREBY WAIVES, ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS,

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IMPLIED, STATUTORY OR OTHERWISE.  AS EXAMPLES, AND FOR THE AVOIDANCE OF DOUBT, BUT WITHOUT LIMITATION OF THE FOREGOING (AND SUBJECT TO THE SPECIAL WARRANTY OF TITLE SET FORTH IN THE ASSIGNMENT AND SELLERS’ REPRESENTATIONS CONTAINED IN SECTION 2.01 AND SECTION 2.02), THE SUBJECT PROPERTIES SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO:  (A) THE QUANTITY, QUALITY, CONDITION, SIZE, WEIGHT, SERVICEABILITY, CONFORMITY TO SAMPLES OR MODELS OR ANY OTHER ASPECT OF THE WELLS, WELLBORES, FIXTURES, EQUIPMENT OR OTHER PERSONAL PROPERTY INCLUDED AMONG THE SUBJECT PROPERTIES, ALL OF WHICH SHALL BE CONVEYED TO PURCHASER AS IS, WHERE IS, AND WITH ALL FAULTS AND DEFECTS AND IN THE PRESENT CONDITION AND STATE OF REPAIR AND WITHOUT ANY WARRANTIES WHATSOEVER OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE; (B) THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO PURCHASER IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, RELATIVE TO PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE SUBJECT PROPERTIES OR THE ABILITY OR POTENTIAL OF THE SUBJECT PROPERTIES TO PRODUCE HYDROCARBONS; (C) THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES, IF ANY, OF OIL, GAS OR OTHER HYDROCARBONS IN OR UNDER THE SUBJECT PROPERTIES; (D) THE PHYSICAL AND ENVIRONMENTAL CONDITION OF THE SUBJECT PROPERTIES, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS AND OTHER MAN MADE FIBERS, OR NORM; (E) THE COMPLETENESS OR ACCURACY OF INFORMATION CONTAINED IN THE DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO PURCHASER BY WDP OR BY SELLERS OR BY SELLERS’ AGENTS OR REPRESENTATIVES OR BY ANY OTHER PARTY, IT BEING AGREED BY PURCHASER THAT ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO PURCHASER HAVE BEEN AND WILL BE PROVIDED TO PURCHASER AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST SELLERS AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT PURCHASER’S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW; AND (F) ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED OR STATUTORY.

2.04

Representations and Warranties of Purchaser.  Purchaser represents and warrants to Sellers that the following are true and correct as of the date of this Agreement, and will be true and correct as of the Closing Date as if made on that date:

2.04.01

Organization and Authority.  Purchaser is a corporation which:

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(A)

is duly formed and validly existing under the Law of the state of its organization;

(B)

has full power and authority to carry on its business as now being conducted in the places and manner as required to purchase, own and operate the Subject Properties; and

(C)

is duly authorized by appropriate action of the board of directors, shareholders, partners, members or other governing body, as the case may be, to enter into this Agreement and to perform the obligations hereunder.

2.04.02

Execution and Delivery/Enforceability.  This Agreement has been duly and validly executed and delivered by Purchaser and constitutes, and all other agreements contemplated herein, when entered into, executed and delivered, will constitute the legal, valid and binding agreements and obligations of Purchaser enforceable against Purchaser in accordance with their respective terms.

2.04.03

No Conflicts.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not (A) conflict with or violate or constitute a default under any agreement governing Purchaser’s organization or management or (B) violate any Law to which Purchaser is subject.

2.04.04

Brokers’ Fees.  Purchaser has not incurred any obligation or liability, contingent or otherwise, for brokers’ or finders’ fees in respect of the transactions contemplated herein for which Sellers or their affiliates may be liable.

2.04.05

Litigation.  There is no suit, action, or claim by any Person (including, without limitation, expropriation or forfeiture proceedings), and no legal, administrative, or arbitration proceedings pending, or to Purchaser’s knowledge, threatened against Purchaser, or to which Purchaser is a party, (in each case) that reasonably may be expected to have a materially adverse effect upon the ability of Purchaser to consummate the transactions contemplated in this Agreement.

2.04.06

Funding.  As of the Closing, Purchaser will have sufficient cash or other sources of immediately available funds to enable it to make the payments to Sellers contemplated by this Agreement.

2.04.07

Knowledgeable Investor.  Purchaser is an experienced and knowledgeable investor in oil and gas properties and has the financial and business expertise to evaluate the merits and risks of the transactions contemplated by this Agreement.  In entering into this Agreement, Purchaser has relied solely on the express representations and covenants of Sellers in Section 2.01 and Section 2.02 of this Agreement, its independent investigation of, and judgment with respect to, the Subject Properties and the advice of its own legal, tax, economic, environmental, engineering, geological and geophysical advisors and not on any comments or statements of WDP or any Seller or any representatives of, or consultants or advisors engaged by, Sellers.

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2.04.08

No Distribution.  Purchaser is acquiring the Subject Properties for its own account and not with the intent to make a distribution thereof within the meaning of the Securities Act of 1933 (and the rules and regulations pertaining thereto) or a distribution thereof in violation of any other applicable securities laws.

ARTICLE III
COVENANTS PENDING CLOSING

3.01

Access.  Immediately following the execution of this Agreement and on a continuing basis until the Closing Date or, if applicable, the last Subsequent Closing or the Environmental Subsequent Closing (or earlier termination of this Agreement), Sellers will give Purchaser and its attorneys and other representatives access at all reasonable times (i) at the offices of WDP and each Seller during normal business hours, to Records and any other documents or information of Sellers pertaining to the ownership and/or operation of the Subject Properties and (ii) to the Subject Properties, including, without limitation, access to perform a Phase I environmental assessment of the Subject Properties.  Sellers shall not be obligated to provide Purchaser with access to any records or data which Sellers cannot legally provide to Purchaser without, in Sellers’ reasonable opinion, breaching any confidentiality, license or other agreements with other Persons (provided, however, that Sellers shall use their reasonable efforts to obtain all necessary consents and waivers to permit Purchaser access to such records and data affected thereby).  Purchaser shall not contact any third party to obtain any information concerning the Subject Properties without at least three (3) Business Days prior written notice to Sellers (acting through WDP) of such proposed contact, and Sellers (acting through WDP) shall have the right to have a representative present at or participate in any and all such contacts.  Purchaser recognizes and agrees that (A) all of such materials and information is subject to the Confidentiality Agreement signed by Purchaser on November 27, 2007; and (B) except for the representations and warranties made by the Sellers in Section 2.01 and Section 2.02, all materials made available to Purchaser (whether pursuant to this Section or otherwise) in connection with the transaction contemplated hereby are made available to it as an accommodation, and without representation or warranty of any kind as to the accuracy and completeness of such materials.  PURCHASER HEREBY AGREES TO DEFEND, INDEMNIFY, RELEASE, PROTECT, SAVE AND HOLD HARMLESS SELLERS AND WDP FROM AND AGAINST ANY AND ALL LOSSES ARISING OUT OF OR RELATING TO ANY PLANT, FIELD OR FACILITY VISIT, OR OTHER DUE DILIGENCE ACTIVITY, CONDUCTED BY PURCHASER OR ANY OF ITS AGENTS, REPRESENTATIVES, AFFILIATES, OFFICERS, MEMBERS, MANAGERS OR DIRECTORS INCLUDING, WITHOUT LIMITATION, ANY LOSSES RESULTING, IN WHOLE OR IN PART, FROM THE CONCURRENT OR JOINT NEGLIGENCE OR STRICT LIABILITY OF SELLERS OR WDP BUT EXCLUDING ANY LOSSES ARISING OUT OF OR RESULTING FROM THE SOLE OR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SELLER OR WDP.

3.02

Consent to Assign.  Upon the full and proper execution of this Agreement, Sellers will request from the Persons identified by Sellers (and in accordance with the documents creating such rights) those consents to assign that are applicable to the transactions contemplated hereby.  Sellers shall have no obligation to assure that such consents are obtained.  If any Person from whom a consent to assign is requested fails or refuses to give such consent, then, at Purchaser’s option:  (A)  the Subject Properties affected by such consent shall be withdrawn

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from the sale and retained by Sellers and the Purchase Price shall be reduced by an amount equal to the Allocated Value attributable to such withdrawn Subject Properties; or (B) Purchaser may waive the failure to receive the consent and proceed to purchase the affected portion of the Subject Properties and Purchaser shall indemnify and hold harmless Sellers from and against any and all Claims arising out of the failure to obtain such consent.

3.03

Interim Operations.

3.03.01

Sellers covenant that from the date hereof until the Closing Date (and, if applicable, with respect to each Subject Property not conveyed at Closing until the applicable Subsequent Closing or the Environmental Subsequent Closing), except (i) as expressly provided herein or (ii) as otherwise consented to in writing by Purchaser, Sellers will not, and will cause WDP not to:

(A)

operate or in any manner deal with, incur obligations with respect to, or undertake any transactions relating to, the Subject Properties other than transactions (1) in the normal, usual and customary manner, (2) of a nature and in an amount consistent with prior practice, (3) in the ordinary and regular course of business of owning and operating the Subject Properties, and (4) subject to the terms and conditions of this Agreement;

(B)

dispose of, encumber, abandon or relinquish any of the Subject Properties;

(C)

waive, compromise or settle any material right or claim;

(D)

introduce any new methods of management, operation or accounting with respect to any or all of the Subject Properties;

(E)

except to the extent necessary to avoid forfeiture of any Lease and except for emergency operations or as provided in this Section 3.03.01, not enter into agreements to drill new wells or to rework, plug back, deepen, plug or abandon any well, nor commence any drilling, reworking or completing or other operations on the Leases or other Subject Properties which require expenditures exceeding Fifty Thousand Dollars ($50,000) (net to Sellers’ interest) for each operation or Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate (net to Sellers’ interests);

(F)

voluntarily relinquish any position as operator of any Subject Property to anyone other than Purchaser;

(G)

grant any preferential or other right to purchase or agree to require the consent of any Person not otherwise required to consent to the transfer and assignment of the Subject Properties to Purchaser;

(H)

enter into any new sales contract or supply contract that cannot be cancelled upon thirty (30) days prior notice or that is for sales of hydrocarbons at less than a market price; or

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(I)

amend or modify any Contract.

3.03.02

Sellers will (1) use commercially reasonable efforts to maintain and keep the Leases in full force and effect, and fulfill all contractual or other covenants, obligations and conditions imposed upon Sellers with respect to the Subject Properties, including, but not limited to, payment of royalties, delay rentals, shut-in gas royalties and any and all other required payments; (2) to the extent known to Sellers, provide Purchaser with written notice of (a) any claims, demands, suits or actions made against Sellers which materially affect the Subject Properties; or (b) any proposal from a third party to engage in any material transaction (e.g., a farmout) with respect to the Subject Properties; (3) maintain current insurance covering the Subject Properties until Closing and (4) provide prompt written notice to Purchaser of any notice received by Sellers of a default, claim, obligation or suit which affects any of the Subject Properties.  In addition to the foregoing, during the period of time prior to Closing, Sellers shall use commercially reasonable efforts to take such actions as may be requested by Purchaser in writing (which writing shall include specific instructions and parameters with respect to such actions) in order to seek to obtain Permits required for drilling additional wells, to declare alternate unit wells, to secure surface access rights and rights-of-way and to build roads, locations and pipelines.  Purchaser hereby agrees directly to pay all third party service providers and out-of-pocket expenses incurred by Sellers in complying with such written requests and to defend, indemnify and hold harmless Sellers against all Claims arising from such actions (other than Claims due to Sellers' gross negligence or intentional misconduct).

3.04

Notice of Breach of Representations or Warranties.  Purchaser and Sellers will immediately notify the other upon the discovery that any representation or warranty made by such notifying Party is, becomes or will be untrue on the Closing Date.

3.05

Change of Operator; Subject Properties Held by WDP.

3.05.01

Effective as of the Closing Date, Sellers will cause WDP to resign as operator of the Subject Properties and will assign all Permits, to the extent the same are assignable, to Purchaser or Purchaser’s designee.  Sellers will vote to name Purchaser or Purchaser’s designee as operator and will recommend to all other working interest owners in the Subject Properties that Purchaser or Purchaser’s designee be named as successor operator of the Subject Properties; provided that Sellers make no representation that any of such working interest owners will follow such recommendation.  If Purchaser is legally named as the operator of the Subject Properties or any portion thereof, Purchaser shall assume all responsibilities, obligations and liabilities of the operator with respect to such Subject Properties or portion thereof at the Closing Date or other date mutually agreed upon by Purchaser and Sellers (acting through WDP).  Within thirty (30) days after Closing, Purchaser shall have taken all actions necessary to be substituted as the operator on the records of all applicable Governmental Authorities and will remove all well signs and pipeline markers reflecting WDP as the operator.  Sellers shall have the right to remove all of such well signs and pipeline markers if not removed within thirty (30) days.

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3.05.02

Sellers will cause WDP to assign to Purchaser the Subject Properties owned or held by WDP.

3.05.03

This Section 3.05 shall also apply to each Subsequent Closing and the Environmental Subsequent Closing with respect to the Subject Properties conveyed at such Subsequent Closing or the Environmental Subsequent Closing.

3.06

Governmental Filings.  To the extent applicable, Sellers and Purchaser shall in a timely manner make all required filings and prepare applications to and conduct negotiations with, each Governmental Authority as to which such filings, applications or negotiations are necessary or appropriate in the consummation of the transactions contemplated hereby and provide such information as any other may reasonably request in order to make such filings, prepare such applications and conduct such negotiations.  Each Party shall cooperate with and use all reasonable efforts to assist the other with respect to such filings, applications and negotiations.

3.07

Strapping and Gauging.  Sellers have caused the hydrocarbons in the storage facilities located on, or utilized in connection with, the Wells included in the Subject Properties to be measured, gauged or strapped as of the Effective Date.  Sellers have caused the production meter charts (or if such do not exist, the sales meter charts) on the pipelines transporting hydrocarbons from the Subject Properties to be read as of the Effective Date.  The Purchase Price shall be adjusted upward in accordance with Section 1.03.03(B) for all hydrocarbons in such storage facilities above the pipeline connection or through the meters on such pipelines as of the Effective Date, and upon Closing such hydrocarbons and the hydrocarbons placed in such storage facilities from and after the Effective Date and production upstream of the aforesaid meters shall belong to Purchaser and become part of the Subject Properties.

3.08

Suspense Funds Adjustment.  At Closing, the Suspense Funds as of the Closing shall be credited against the Purchase Price in accordance with Section 1.03.03(A) and Purchaser shall assume responsibility for the custody and distribution of those Suspense Funds so credited against the Purchase Price at Closing.  Prior to Closing, Sellers shall deliver to Purchaser a revised Schedule 2.02.19 which shall set forth a true and complete listing of the Suspense Funds as of January 31, 2008.

3.09

Exclusivity.  From the date hereof until the Closing Date (the “Exclusivity Period”), Sellers shall not deal, directly or indirectly, with any Person, other than Purchaser, regarding any transaction for the sale of the Subject Properties or otherwise inconsistent or conflicting with the transactions contemplated by this Agreement (a “Potential Transaction”) and, without the prior written consent of Purchaser, will not (i) solicit, initiate discussions, engage in or continue negotiations with any Person, other than Purchaser, relating to a Potential Transaction, (ii) provide information or documentation to any Person, other than Purchaser, relating to a Potential Transaction or (iii) enter into an agreement with any Person, other than Purchaser, relating to a Potential Transaction.  If any Seller receives any inquiry, offer or proposal relating to any of the above, such Seller shall immediately notify Purchaser in writing thereof, including in such notice information as to the content and all material terms of such inquiry, offer or proposal.

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ARTICLE IV
CONDITIONS TO CLOSING

4.01

Conditions to Obligations of Sellers.  The obligations of Sellers to consummate the transactions contemplated under this Agreement are subject to the satisfaction, at or prior to Closing, of the following conditions (any or all of which may be waived by Sellers in their sole discretion):

4.01.01

Any failures of the representations and warranties of Purchaser contained in this Agreement to be true and correct at and as of Closing as if such representations and warranties were made at and as of Closing (or as to representations and warranties that refer to a specified date, on and as of such specified date), shall, in the aggregate, not be such as to materially and adversely impact the rights of Sellers under this Agreement or the documents delivered in connection with the transactions contemplated hereby.

4.01.02

Purchaser will have performed and complied with, or caused the performance of and compliance with, in all material respects, all the obligations, terms, conditions and agreements required by this Agreement to be performed or complied with by Purchaser (other than obligations, terms, conditions and agreements qualified by materiality, which will have been performed or complied with by Purchaser in all respects) on or prior to Closing, and Purchaser shall have delivered (or shall be ready, willing and able to deliver) to Sellers at Closing the Assignment and all of the other documents and instruments required to be delivered by Purchaser to Sellers pursuant to this Agreement.

4.01.03

Purchaser shall have wire transferred (or shall be ready, willing and able to wire transfer) the Adjusted Purchase Price in immediately available funds in accordance with the last sentence of Section 1.05.

4.01.04

As of Closing, no suit, action or other proceeding (excluding any suit, action or other proceeding initiated by any of the Parties or their affiliates) shall be pending or threatened before any Governmental Authority seeking (A) to restrain any Seller from consummating the transactions contemplated by this Agreement or (B) to prohibit the Closing.

4.02

Conditions to Obligations of Purchaser.  The obligations of Purchaser to consummate the transactions contemplated under this Agreement are subject to the satisfaction, at or prior to Closing, of the following conditions (any or all of which may be waived by Purchaser in its sole discretion):

4.02.01

Any failures of the representations and warranties of Sellers contained in this Agreement to be true and correct at and as of Closing as if such representations and warranties were made at and as of Closing (or as to representations and warranties that refer to a specified date, on and as of such specified date), shall, in the aggregate, not be such as to materially and adversely impact the present or future value of the Subject Properties or the rights of Purchaser under this Agreement or the documents delivered in

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connection with the transactions contemplated hereby or such as to materially impact the ability of Purchaser freely to own and operate the Subject Properties from and after Closing.

4.02.02

Sellers will have performed and complied with, or caused the performance and compliance with, in all material respects, all the obligations, terms, conditions, and agreements required by this Agreement to be performed or complied with by Sellers (other than obligations, terms, conditions, and agreements qualified by materiality, which will have been performed or complied with by Sellers in all respects) on or prior to Closing, and Sellers shall have delivered (or shall be ready, willing and able to deliver) to Purchaser at Closing the Assignment and all of the other documents and instruments required to be delivered by Sellers to Purchaser pursuant to this Agreement.

4.02.03

As of Closing, no suit, action or other proceeding (excluding any suit, action or other proceeding initiated by any of the Parties or their affiliates) shall be pending or threatened before any Governmental Authority seeking (A) to restrain Purchaser from consummating the transactions contemplated by this Agreement or (B) to prohibit the Closing.

ARTICLE V
CLOSINGS; DELIVERIES AT CLOSINGS

5.01

Deliveries at Closings.  At Closing (and, if applicable, each Subsequent Closing and each Environmental Subsequent Closing):

5.01.01

Sellers will deliver or cause to be delivered to Purchaser:

(A)

duly executed and acknowledged Assignment in sufficient counterparts for recordation purposes of each Seller and WDP;

(B)

duly executed letters in lieu of transfer orders (or similar documentation) prepared by Sellers in form and substance reasonably acceptable to Purchaser;

(C)

duly executed change of operator forms for filing with all applicable Governmental Authorities prepared by Sellers in form and substance reasonably acceptable to Purchaser for each of the Leases, Lands and Wells for which any Seller, WDP or any of their respective affiliates act as operator evidencing a transfer to Purchaser or Purchaser’s designee of operations on all such Leases, Lands and Wells;

(D)

a certificate of each Seller certifying that the conditions set forth in Section 4.02.01 and Section 4.02.02 have been satisfied;

(E)

a certificate of non-foreign status of each Seller which meets the requirements of Treasury Regulation Section 1.1445-2(b)(2); and

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(F)

such additional documents customary in similar transactions as may be reasonably requested by Purchaser to consummate the transactions contemplated by this Agreement (including, without limitation, such additional documents as may be required to fulfill Sellers’ obligations in Section 3.05.02).

5.01.02

Purchaser will deliver or cause to be delivered to Sellers:

(A)

a duly executed and acknowledged counterpart to the Assignment of Purchaser;

(B)

a certificate of Purchaser certifying that the conditions set forth in Section 4.01.01 and Section 4.01.02 have been satisfied; and

(C)

such additional documents customary in similar transactions as may be reasonably requested by Sellers to consummate the transactions contemplated by this Agreement.

5.02

Turn Over Possession.  At Closing (and, if applicable, each Subsequent Closing and each Environmental Subsequent Closing), Sellers shall turn over possession of the Subject Properties to Purchaser.

5.03

Succession by Purchaser.  Purchaser shall (A) furnish to Sellers such evidence (including, without limitation, evidence of satisfaction of all applicable bonding requirements) as Sellers may reasonably require that Purchaser is qualified with the applicable Governmental Authorities to succeed Sellers as the owner and, where applicable, that are required for Purchaser or its designee to become the operator of the Subject Properties and (B) execute and deliver to Sellers such forms as Sellers may reasonably request for filing with the applicable Governmental Authorities to reflect Purchaser’s assumption of plugging and abandonment liabilities with respect to the Wells located on the Subject Properties or on units in which the Subject Properties are included.

ARTICLE VI
TITLE ADJUSTMENTS

6.01

Warranty of Title.

6.01.01

In the Assignment, Sellers shall warrant and defend title to the Subject Properties against the lawful claims and demands of all Persons whomsoever claim the same or any part thereof by, through or under Sellers or their affiliates, but not otherwise.

6.01.02

EXCEPT AS PROVIDED IN SECTION 6.01 (AND IN THE ASSIGNMENT) AND SECTION 2.02.08, AND SUBJECT TO PURCHASER’S REMEDIES FOR A BREACH BY SELLERS OF SECTION 3.03.01(B), WITHOUT LIMITING PURCHASER’S RIGHT TO ADJUST THE PURCHASE PRICE BY OPERATION OF SECTION 6.03:  (A) SELLERS MAKE NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH

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RESPECT TO SELLERS’ TITLE TO ANY OF THE SUBJECT PROPERTIES AND (B) PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT PURCHASER’S SOLE REMEDY FOR ANY TITLE DEFECT WITH RESPECT TO ANY OF THE SUBJECT PROPERTIES SHALL BE PURSUANT TO THE PROCEDURES SET FORTH IN THIS ARTICLE VI, WHICH REMEDIES SHALL CEASE, AND BE DEEMED TO BE FINALLY AND CONCLUSIVELY SATISFIED, IN ALL RESPECTS, UPON THE CLOSING OR, AS TO TITLE DEFECT PROPERTIES, UPON THE SUBSEQUENT CLOSING OR, AS TO THE SUBJECT PROPERTIES WITH DISPUTED ADVERSE ENVIRONMENTAL CONDITIONS, THE ENVIRONMENTAL SUBSEQUENT CLOSING.

6.02

Certain Definitions.

6.02.01

For purposes of this Agreement, “Defensible Title” shall mean with respect to the Oil and Gas Properties such title as (A) will, as of the Effective Date and the Closing, entitle the owner of a particular Oil and Gas Property to receive payment for production from such Oil and Gas Property throughout the commercially productive life of such Oil and Gas Property in an amount not less than the net revenue interest (“NRI”) for such Oil and Gas Property as set forth on Exhibit “A” (except for any reduction caused by Purchaser); (B) will, as of the Effective Date and the Closing, obligate the owner of a particular Oil and Gas Property to bear no greater working interest (“WI”) share of costs and expenses attributable to the maintenance, development and operation of such Oil and Gas Property throughout the commercially productive life of such Oil and Gas Property than the WI for such Oil and Gas Property identified on Exhibit “A” without a proportionate increase in the NRI; and (C) is free and clear of all liens, encumbrances or security interests except for Permitted Encumbrances; provided, however, that Permitted Encumbrances shall be disregarded for the purposes of determining Defensible Title.  For purposes of this Agreement, Defensible Title to any Oil and Gas Property shall not include any depths below the Cotton Valley Formation as defined by orders of the Office of Conservation of the State of Louisiana for the units included in the Subject Properties.

6.02.02

For purposes hereof “Oil and Gas Property” shall mean each Well and each location for any undrilled well described on Exhibit “A”.

6.02.03

For purposes hereof “Permitted Encumbrances” shall mean (A) the terms, conditions, restrictions, exceptions, reservations, limitations and other matters contained in the agreements, instruments and other documents which create or reserve to Sellers their interest in the Subject Properties, provided that the same do not (i) reduce the NRI in an Oil and Gas Property throughout the commercially productive life of such Oil and Gas Property below that set forth on Exhibit “A” for such Oil and Gas Property, (ii) increase the WI throughout the commercially productive life of such Oil and Gas Property in an Oil and Gas Property above that set forth on Exhibit “A” for such Oil and Gas Property without a proportionate increase in the NRI for such Oil and Gas Property throughout the commercially productive life of such Oil and Gas Property, or (iii) materially adversely affect the ownership, operation, value or use of the Subject Properties taken as a whole; (B) customary liens (not yet due or being contested in good

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faith by appropriate proceedings), charges, encumbrances, defects and irregularities that may exist, including, but not limited to, defects in the early chain of title such as failure to recite marital status in documents, omission of succession or heirship proceedings, lack of survey, mortgages granted by lessors without subordinations, defects that have been cured by possession and failure to record releases of liens, production payments, leases or mortgages that have expired by their terms; (C) statutory and conventional liens securing payments to operators, mechanics and materialmen or others, payments of taxes or other claims or payment obligations that are, in each case, not yet delinquent; (D) any obligations or duties to any Governmental Authority with respect to any Permit and any applicable Law; (E) any easements, rights-of-way, servitudes, Permits and other rights in respect of surface operations, pipelines or the like, and easements for pipelines, power lines and other similar rights-of-way, and encroachments, on, over or in respect of any of the Oil and Gas Properties that do not materially adversely affect the ownership, operation, value or use of the Subject Properties taken as a whole; (F) all royalties, overriding royalties, net profits interests, production payments, carried interests, reversionary interests, calls on production and other burdens on or deductions from the proceeds of production that do not operate to (i) reduce the NRI in an Oil and Gas Property throughout the commercially productive life of such Oil and Gas Property below that set forth on Exhibit “A” for such Oil and Gas Property or (ii) increase the WI in an Oil and Gas Property throughout the commercially productive life of such Oil and Gas Property above that set forth on Exhibit “A” for such Oil and Gas Property without a proportionate increase in the NRI for such Oil and Gas Property throughout the commercially productive life of such Oil and Gas Property; (G) the terms and conditions of all production sales contracts, transportation agreements, pooling agreements, unitization agreements, operating agreements, processing agreements, and all other contracts, agreements and instruments related to or utilized in connection with the Leases, or the production, storage, treatment, transportation, sale or disposal of oil, gas or other hydrocarbons, mineral or substances therefrom; provided that the same do not (i) reduce the NRI in an Oil and Gas Property throughout the commercially productive life of such Oil and Gas Property below that set forth on Exhibit “A” for such Oil and Gas Property, (ii) increase the WI in an Oil and Gas Property throughout the commercially productive life of such Oil and Gas Property above that set forth on Exhibit “A” for such Oil and Gas Property without a proportionate increase in the NRI for such Oil and Gas Property throughout the commercially productive life of such Oil and Gas Property, or (iii) materially adversely affect the ownership, operation, value or use of the Subject Properties taken as a whole; (H) conventional rights of reassignment prior to abandonment; (I) any required third party consents to assignment or similar restrictions on conveyance with respect to which before Closing (i) waivers or consents have been obtained from the appropriate Person, (ii) the applicable period of time for asserting such rights has expired (or, if period of time is specified in the contract or agreement creating such right, a period of time of at least thirty (30) days has elapsed between the date of the notice to such Person and the Closing Date) without the Sellers having received an election to exercise such preferential right or an election to withhold consent, (iii) Purchaser has waived the failure to obtain the required waiver or consent, or (iv) the consent is of a type normally obtained after closing; and (J) any other liens, charges, encumbrances, contracts, agreements, instruments, obligations, defects or irregularities of

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any kind whatsoever affecting the Subject Properties that individually or in the aggregate are not such as would materially adversely affect the ownership, operation, value or use of the Subject Properties taken as a whole and would not (i) reduce the NRI in an Oil and Gas Property throughout the commercially productive life of such Oil and Gas Property below that set forth on Exhibit “A” for such Oil and Gas Property or (ii) increase the WI in an Oil and Gas Property throughout the commercially productive life of such Oil and Gas Property above that set forth on Exhibit “A” for such Oil and Gas Property without a proportionate increase in the NRI for such Oil and Gas Property throughout the commercially productive life of such Oil and Gas Property.

6.03

Purchaser’s Title Review.

6.03.01

Purchaser’s Assertion of Title Defects.  Purchaser shall promptly upon discovery notify Sellers (acting through WDP) in writing of any matters which, in Purchaser’s reasonable opinion, constitute Title Defects pursuant to this ARTICLE VI.  Purchaser shall not be entitled to a Purchase Price adjustment for a Title Defect unless and until (i) the amount attributable to each Title Defect exceeds Thirty Thousand Dollars ($30,000) and (ii) all amounts attributable to all uncured Title Defects exceed One Million Dollars ($1,000,000) (the “Title Defect Threshold”) (at which time Purchaser shall be entitled to a Purchase Price adjustment for all amounts attributable to any Title Defect).  Except for remedies for breach of Sellers’ special warranty in the Assignment and any breach by Sellers of Section 3.03.01(B), for all purposes of this Agreement, Purchaser shall be deemed to have waived any Title Defect which Purchaser fails to assert as a Title Defect by written notice given to Sellers (acting through WDP) on or before 4:00pm Mountain Time on the thirtieth (30th) day from the date of this Agreement (the “Defect Notice Date”).  To be effective, Purchaser’s written notice of a Title Defect must include (i) a description of the matter constituting the asserted Title Defect sufficiently detailed to reasonably identify and explain the asserted Title Defect and the basis therefor, (ii) the claimed Title Defect Amount attributable thereto, (iii) supporting documents reasonably necessary for Sellers (as well as any title attorney or examiner hired by Sellers) to verify the existence of such asserted Title Defect and (iv) Purchaser's preferences, if any, as to the cure for such Title Defect.  If Sellers effect the cure specified by Purchaser in its notice as the preferred cure, then such Title Defect shall be deemed cured.

6.03.02

Purchase Price Allocations.  If any adjustment is made to the Purchase Price pursuant to this Section 6.03, then a corresponding adjustment shall be made to the Allocated Value of the affected Subject Properties.

6.03.03

Sellers’ Opportunity to Cure.  Sellers shall have until two (2) Business Days prior to the Closing Date, at their cost and expense, if Sellers so elect but without obligation, to cure all or a portion of such asserted Title Defect.  If Sellers within such time fail to cure any Title Defect of which Purchaser has given timely written notice as required above and Purchaser has not and does not waive same on or before the day immediately preceding the Closing Date, the Subject Properties affected by such uncured and unwaived Title Defect shall be a “Title Defect Property”.

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6.03.04

Purchaser’s Title Adjustments.  Subject to Section 6.05, in the event the Title Defect Threshold as to all uncured Title Defects is satisfied as finally determined by agreement between Sellers (acting through WDP) and Purchaser or arbitration according to the procedure set forth in Section 6.05, Purchaser shall be entitled to reduce the Purchase Price by the aggregate dollar amount of all Title Defects including, without limitation, those dollar amounts satisfying the Title Defect Threshold.  Without prejudice to any other remedies under this Agreement, if the WI and NRI set forth on Exhibit “A” are incorrect due to the inclusion of any UMIs, then Purchaser shall be entitled to reduce the Purchase Price by the aggregate dollar amount of all Title Defects arising therefrom, without having to satisfy the Title Defect Threshold.  “Title Defect Amount” shall mean, with respect to a Title Defect Property, the amount by which the value of such Title Defect Property is impaired as a result of the existence of one or more Title Defects, which amount shall be determined as follows:

(A)

If the Title Defect results from Sellers having a lesser NRI in such Title Defect Property than the NRI specified therefor on Exhibit “A”, the Title Defect Amount shall be equal to the product obtained by multiplying the Allocated Value of such Title Defect Property by a fraction, the numerator of which is the reduction in the NRI and the denominator of which is the NRI specified for such Title Defect Property on Exhibit “A”.

(B)

 If the Title Defect results from Sellers having a greater WI in a Title Defect Property than the WI specified therefor on Exhibit “A”, then the Title Defect Amount shall be as agreed upon by the Parties.

(C)

If the Title Defect relates to failure of title to the entirety of Sellers’ title to a Subject Property, the maximum amount of the Title Defect Amount shall be the Allocated Value of such Subject Property on Exhibit “A”.

(D)

If the Title Defect results from the existence of a lien, security interest, pledge or collateral assignment upon one or more Subject Properties (or a portion thereof) which is liquidated in amount,  the Title Defect Amount shall be an amount necessary to remove such lien, security interest, pledge or collateral assignment.

(E)

If the Title Defect results from any matter not described in paragraphs (A), (B), (C) or (D) above, the Title Defect Amount shall be an amount equal to the difference between the value of the Title Defect Property affected by such Title Defect with such Title Defect and the value of such Title Defect Property without such Title Defect (taking into account the Allocated Value of such Title Defect Property); provided that if such Title Defect is reasonably susceptible of being cured, the Title Defect Amount shall be the reasonable cost and expense of curing such Title Defect, if less.

(F)

A Title Defect shall not result from a clerical, typographical or mathematical error (including, without limitation, the erroneous listing of a Subject Property set forth on Exhibit “A” in which Sellers do not have an interest)

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in the computation of Sellers’ WI or NRI as set forth on Exhibit “A” and correction thereof would not be applied to the aggregate value of all Title Defects.  Should such error be found, Purchaser shall be entitled to a reduction in the Purchase Price based on the Allocated Value of the affected Oil and Gas Properties.  Such reduction in the Purchase Price shall not be subject to the Title Defect Threshold.

(G)

If a Title Defect is not effective or does not affect a Title Defect Property throughout the entire commercially productive life of such Title Defect Property, such fact shall be taken into account in determining the Title Defect Amount.

(H)

The Title Defect Amount with respect to a Title Defect Property shall be determined without duplication of any costs or losses included in another Title Defect Amount hereunder.  For example, but without limitation, if a lien affects more than one Title Defect Property or the curative work with respect to one Title Defect results (or is reasonably expected to result) in the curing of any other Title Defect affecting the same or another Title Defect Property, the amount necessary to discharge such lien or the cost and expense of such curative work shall only be included in the Title Defect Amount for one Title Defect Property and only once in such Title Defect Amount.

(I)

If a Title Defect affects only a portion of a Subject Property (as contrasted with an undivided interest in the entirety of such Subject Property) and an Allocated Value has not been assigned specifically to such portion of a Subject Property, then for purposes of computing the Title Defect Amount, the portion of the Purchase Price allocated to such Subject Property shall be further allocated among the portions of such Subject Property as reasonably determined by Sellers (acting through WDP) and Purchaser.

(J)

The Title Defect Amount attributable to a Title Defect Property or any portion thereof shall not exceed the portion of the Purchase Price allocated to such Title Defect Property.  For example, but without limitation, if Sellers do not own fifty percent (50%) of the NRI specified on Exhibit “A” for a Title Defect Property and such unowned fifty percent (50%) interest is also burdened by a lien, the Title Defect Amount for such Title Defect Property shall not exceed the portion of the Purchase Price allocable to such fifty percent (50%) interest notwithstanding that it may be affected by multiple Title Defects.

(K)

No Title Defect Amount shall be allowed on account of and to the extent that an increase in the Sellers’ WI in a Subject Property has the effect of proportionately increasing the Sellers’ NRI in such Subject Property.

6.04

Determination of Title Defects.  A “Title Defect” shall exist if any Seller does not have Defensible Title with respect to all or a portion of one or more Subject Properties.

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6.05

Disputes.  If Purchaser and Sellers (acting through WDP) have not agreed upon (i) the existence of a Title Defect, (ii) whether a Title Defect is cured or (iii) the Title Defect Amount, adjustments, credits or offsets claimed by Purchaser pursuant to and in accordance with the requirements of this ARTICLE VI (in each case) within two (2) Business Days prior to Closing, then either Purchaser or Sellers (acting through WDP) may submit such claim (an “Adjustment Claim”) on or after such second (2nd) Business Day to a mutually agreeable arbitrator (which arbitrator must have at least ten (10) years of experience in oil and gas title matters in northern Louisiana and must not have performed any title work for any Party with respect to the Oil and Gas Property for which the Title Defect at issue has been asserted) for binding arbitration, in which case the Party doing so must also immediately notify the other Party by telephone and facsimile.  Any dispute regarding appointment of a mutually acceptable arbitrator shall be resolved by having Purchaser and Sellers (acting through WDP) each select one arbitrator meeting the criteria described above and instructing such two arbitrators to select a third arbitrator meeting the criteria described above.  Such third arbitrator or a mutually acceptable arbitrator, as applicable, shall be referred to herein as the “Title Arbitrator”.  If either or both of Purchaser and Sellers (acting through WDP) wish to submit statements of their position and supporting documentation to the Title Arbitrator, then it must do so within five (5) Business Days after appointment of the Title Arbitrator, and such Party transmit by identical means a copy of its submission to the other Party.  The Title Arbitrator shall resolve the dispute within twenty (20) days after his appointment.  The Title Arbitrator shall resolve each Adjustment Claim in accordance with the requirements of this Agreement and based on applicable Law, and as to an Adjustment Claim involving matters addressed by Section 6.03.04(B), the Title Arbitrator shall engage and rely upon the advice of a reservoir engineer who is experienced in net present value calculations and who has not performed any work with respect to the Subject Properties for any Party, and such reservoir engineer shall be required to utilize a discount rate of 10% compounded annually in such net present value calculations.  The decision of the Title Arbitrator shall be final and binding and shall not be subject to appeal by the Parties to any court that may otherwise have jurisdiction.  Fees and expenses of the Title Arbitrator shall be borne equally by the Parties.

6.06

Effect on Closing.

6.06.01

At Closing, the Title Defect Properties will not be sold or bought, the Purchase Price will be reduced as described in Section 1.03.02(C) by the Title Defect Amount, the Title Defect Amount will be deposited by Purchaser with the Escrow Agent subject to the Escrow Agreement and title to such Title Defect Properties will remain with Sellers until the Title Arbitrator’s determination is made.

6.06.02

Two (2) Business Days after an Adjustment Claim as to a Title Defect Property is resolved either through mutual agreement of the Parties or by the Title Arbitrator (except with respect to any Title Defect Property as to which it is determined that Sellers had no title whatsoever), the Parties shall close on the sale of such Title Defect Property (a “Subsequent Closing”), subject to the conditions of ARTICLE IV, which shall apply as to such Subsequent Closing with respect to only such Subject Properties as are conveyed therein.  At each Subsequent Closing, the Parties shall take such actions and make such deliveries as apply to Closing with respect to such Title Defect Property except that instead of Purchaser making a payment, Purchaser and

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Sellers (acting through WDR) shall cause the Escrow Agent to deliver the applicable Title Defect Amount (plus any accrued interest and adjusted in accordance with Section 1.03 as it applies to the applicable Title Defect Property only) to the Parties in accordance with their agreement or the determination of the Title Arbitrator, as the case may be.  If it is determined with respect to any Title Defect Property that Sellers had no title whatsoever, then Purchaser and Sellers (acting through WDR) shall cause the Escrow Agent to deliver the applicable Title Defect Amount (plus any accrued interest) to Purchaser, and the obligations of the Parties under this Agreement with respect thereto shall cease.

6.06.03

During the period of time between the Closing and a Subsequent Closing, the provisions of this Agreement relating to any period of time prior to Closing shall continue to apply as to the applicable Title Defect Property.

6.06.04

Notwithstanding anything herein provided to the contrary, if any matter results both in a Title Defect and a breach of any representation or warranty of Sellers set forth in this Agreement, then Purchaser shall only be entitled to assert such matter (to the extent such matter could result both in a Title Defect and a breach of any representation or warranty of Sellers set forth in this Agreement) as a Title Defect pursuant to this Article VI and shall be precluded from also asserting such matter as the basis of the breach of any such representation or warranty.

ARTICLE VII
ASSUMPTION OF LIABILITIES AND INDEMNIFICATION

7.01

Assumption of Sellers’ Obligations by Purchaser.  At Closing, Purchaser shall assume the following obligations and liabilities (excluding any matters that are specifically excepted below and subject to Sellers’ indemnification obligations under Section 7.04, collectively the “Assumed Obligations”):

7.01.01

All costs, obligations and liabilities that arise with respect to or otherwise relate to the Subject Properties for any period of time on and after the Effective Date; and

7.01.02

Except for those specific obligations of Sellers which are retained in Section 7.03 below and subject to Sellers’ indemnification obligations under Section 7.04, all costs, obligations and liabilities, including, without limitation, those of Sellers and WDP, attributable to, relating to or arising in connection in any way with the Subject Properties for any period of time prior to, on or after the Effective Date, including, without limitation, the following: (A) the obligation to (i) plug and abandon or remove and dispose of all wells, platforms, structures, flow lines, pipelines, and the other equipment now or hereafter being a part of or used in connection with the Subject Properties, (ii) cap and bury all flow lines and other pipelines now or hereafter being a part of or used in connection with the Subject Properties; and (iii) dispose of NORM and all other pollutants, wastes, contaminants, or hazardous, extremely hazardous, or toxic materials, substances, chemicals or wastes now or hereafter located on the Subject Properties; (B) all obligations and liabilities arising from or in connection with any gas

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production, pipeline, storage, processing or other imbalance attributable to oil, gas or other hydrocarbons produced from the Subject Properties whether before, on or after the Effective Date; (C) all of Sellers’ obligations under all Leases; and (D) all obligations arising under any Environmental Law.  All such plugging, replugging, abandonment, removal, disposal, and restoration operations shall be in compliance with applicable Law and contracts.

7.02

Indemnification by Purchaser.  Effective upon Closing, subject in all cases to the limitations provided for in ARTICLE VIII, Purchaser hereby agrees to defend,  indemnify and hold harmless Sellers and WDP and their respective owners, directors, officers, members, managers, employees, representatives and affiliates, against all losses, costs, expenses, claims, demands, causes of action, assessments, penalties, attorney’s fees, expert fees, court costs, fines or damages (“Claims”) (A) arising from Purchaser’s breach of any of its representations or warranties made herein or any covenant or obligation of Purchaser made herein or (B) arising out of  the Assumed Obligations, IN EACH CASE WITHOUT REGARD TO THE SOLE, PARTIAL OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY (BUT NOT THE WILLFUL AND WANTON MISCONDUCT OR SOLIDARY LIABILITY) OF SELLERS.

7.03

Obligations Retained by Sellers.  Sellers shall retain liability (subject to the remainder of this Section 7.03 and the provisions of ARTICLE VIII) for (i) any and all costs, expenses, obligations, covenants and liabilities attributable to the ownership or operation of the Subject Properties prior to the Effective Date (including, without limitation, taxes attributable thereto), (ii) any personal injury or death or property damage occurring in connection with the ownership or operation of the Subject Properties from and after the Effective Date up to the Closing, and (iii) responsibility to any Governmental Authority for any offsite transportation, treatment, storage or disposal by any Seller, prior to the Closing, of hazardous substances, wastes or materials produced from the Subject Properties, and stored or disposed of, on, in or below any property which does not form a part of the Subject Properties, for which and to the extent that remediation is required by any Environmental Law (for the purposes of the forgoing subsection (iii) “offsite transportation, treatment, storage or disposal” shall not include the seepage, leakage or other migration of hazardous substances, wastes or materials from any property forming part of the Subject Properties to other lands) (the matters set forth in the foregoing subsections (i) through (iii), collectively, the “Retained Liabilities”).  Notwithstanding the foregoing but subject to Sellers’ indemnification obligations under Section 7.04, Retained Liabilities shall not include, and Sellers shall have no liability after Closing with respect to (A) any plugging and abandonment or removal of all wells, platforms, structures, flow lines, pipelines, and the other equipment now or hereafter being a part of or used in connection with the Subject Properties, (B) capping and burying all flow lines and other pipelines now or hereafter being a part of or used in connection with the Subject Properties; (C) except as provided in subsection (iii) above, disposal of NORM and all other pollutants, wastes, contaminants, or hazardous, extremely hazardous, or toxic materials, substances, chemicals or wastes now or hereafter located on the Subject Properties; (D) all obligations and liabilities arising from or in connection with any gas production, pipeline, storage, processing or other imbalance attributable to oil, gas or other hydrocarbons produced from the Subject Properties; or (E) except as provided in subsection (iii) above, obligations arising under any Environmental Law applicable to the Subject Properties.

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7.04

Indemnification by Sellers.  Effective upon Closing, Sellers, subject in all cases to the limitations provided for in ARTICLE VIII, shall jointly and severally indemnify, defend and hold harmless Purchaser and its owners, directors, officers, members, managers, employees, representatives and affiliates against all Claims (A) arising from Sellers’ breach of any of their representations or warranties made herein or any covenant or obligation of Sellers made herein or (B) arising out of the Retained Liabilities, IN EACH CASE WITHOUT REGARD TO THE SOLE, PARTIAL OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY (BUT NOT THE WILLFUL AND WANTON MISCONDUCT OR SOLIDARY LIABILITY) OF PURCHASER.

7.05

NORM.  It is expressly recognized that the land or water bottoms covered by the Subject Properties with surface facilities and production equipment located thereon, having been used in connection with oil and gas production activities, may contain naturally occurring radioactive materials (“NORM”) as a result of these operations.  Additionally, if Closing occurs, Purchaser agrees to comply with all Law applicable to said lands, water bottoms, surface facilities, and production equipment relating to NORM and to indemnify and hold harmless Sellers from and against any and all liability, cost or expense arising from the existence or remediation of NORM.

7.06

Indemnification Procedures.

7.06.01

Promptly after any Party (the “Indemnified Party”) becomes actually aware of facts giving rise to a right to bring a Claim by it for indemnification pursuant to this ARTICLE VII, and prior to the expenditure or approval of the expenditure of any substantial funds, such Indemnified Party will provide notice thereof in writing (a “Claim Notice”) to the Party owing such indemnification (the “Indemnifying Party”) specifying the nature and specific basis for such Claim and a copy of all papers served with respect to such Claim (if any).  For purposes of this Section 7.06, receipt by the Indemnified Party of written notice of any demand, assertion, claim, action or proceeding (judicial, administrative or otherwise) by or from any Person other than a Party to this Agreement or any affiliate thereof which gives rise to a Claim on behalf of such Party shall constitute awareness of a Claim by it and shall require prompt notice of the receipt of such matter as provided in the first sentence of this Section.  Each Claim Notice shall set forth a reasonable description of the Claim and shall contain a statement to the effect that the Indemnified Party is making a Claim pursuant to and formal demand for indemnification under, this ARTICLE VII.  The Claim Notice must set forth the particular provision in this ARTICLE VII and any related provision in this Agreement pursuant to which such Claim is made.

7.06.02

The indemnifications provided by this Agreement are expressly subject to the following:

(A)

In case any legal proceeding, including, without limitation, any investigatory proceeding, is brought or made against the Indemnified Party in a manner for which indemnification may be provided under Section 7.02 or Section 7.04, the Indemnified Party shall promptly notify the Indemnifying Party with the delivery of the Claim Notice.  The Indemnifying Party shall have the right to

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control and assume the defense of any such proceeding, including, without limitation, the employment of counsel satisfactory to the Indemnifying Party.  If the Indemnifying Party controls and assumes the defense of such proceeding, the Indemnified Party shall have the right to employ separate counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless the representation of both the Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate due to any actual or potential conflicts of interest.  The Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any one time for the Indemnified Parties in connection with any one legal proceeding.

(B)

Notwithstanding anything to the contrary in Section 7.06.02(A), the Indemnified Party shall be entitled to reasonable compensation of costs of defense, including, without limitation, reasonable attorneys fees, in the event that (i) the employment of separate counsel has been authorized by the Indemnifying Party, (ii) the Indemnifying Party has failed to defend diligently any Claims, or (iii) the parties to such action (including, without limitation, any impleaded parties) include the Indemnified Party and the Indemnifying Party, and the Indemnified Party has been advised by legal counsel that there may be legal defenses available to it which are different from, in addition to or inconsistent with, the legal defenses available to the Indemnifying Party, or that the Indemnified Party’s interest may be adverse in whole or in part to the interest of the Indemnifying Party (subject to the last sentence of Section 7.06.02(A)).  The Indemnifying Party shall not, in the defense of any such Claims, except with the prior written consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include, as an unconditional term, the release by the claimant or the plaintiff of the Indemnified Party from all liability in respect to any such Claims.

7.06.03

The indemnification obligations under this ARTICLE VII (or otherwise under this Agreement) shall not apply to any settlements effected without the consent of the Indemnifying Party.  The indemnification obligations under this ARTICLE VII (or otherwise under this Agreement) shall not be deemed to create any rights of subrogation or other rights in any insurer or third party.  Any failure to promptly notify the Indemnifying Party in accordance with this Section 7.06 with respect to a Claim brought against or sought to be collected from or by the Indemnified Party will not relieve such Indemnifying Party from any liability which it may have to such Indemnified Party except to the extent (and then only to such extent) that such failure to so notify such Indemnifying Party has materially prejudiced the Indemnifying Party.

ARTICLE VIII
LIMITATIONS OF LIABILITY

8.01

Exclusive Remedy.  If the Closing occurs, the sole and exclusive remedy of the Purchaser and the Sellers with respect to the purchase and sale of the Subject Properties shall be pursuant to the express provisions of this Agreement and the Assignment.  Except for any claims for fraud or intentional misrepresentation with respect to the purchase and sale of the Subject

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Properties, Purchaser and Sellers shall be deemed to have waived, to the fullest extent permitted under applicable Law, any rights of contribution and any and all rights, claims and causes of action which may exist against Sellers or Purchaser, respectively, arising under or based on any Law.

8.02

Waiver of Right to Rescind.  Sellers and Purchaser acknowledge that if this Agreement is not terminated and Closing occurs, the payment of money, as limited by the terms of this Agreement, shall be adequate compensation for breach of any representation, warranty, covenant or agreement contained herein or for any other claim arising in connection with or with respect to the transactions contemplated in this Agreement.  As the payment of money shall be adequate compensation, Purchaser and Sellers waive any right to rescind the transactions contemplated by this Agreement.

8.03

Time Limitation.  Notwithstanding any provision hereof to the contrary, it is understood and agreed that any and all liabilities or indemnification obligations of Sellers under this Agreement (including, without limitation, specifically those set forth in Section 7.03 and Section 7.04) for which Purchaser has not previously delivered to Sellers a Claim Notice pursuant to Section 7.06.01 (or with respect to any of the Subject Properties as to which closing is deferred pursuant to ARTICLE VI or ARTICLE X , a notice asserting a Title Defect or an Environmental Condition (in each case) to the extent not resolved), if any, shall expire and terminate and no longer be enforceable for all periods of time on and after one (1) year from the Closing except for:  (A) breach of any of the representations or warranties contained in Section 2.01.01 (Organization and Authority), Section 2.01.02 (Execution and Delivery/Enforceability), Section 2.01.03 (No Conflicts) or Section 2.01.04 (Broker's Fees), which shall survive Closing indefinitely and shall not expire, terminate or cease to be enforceable, (B) breach of any of the representations or warranties contained in Section 2.02.07 (Taxes), Section 2.02.13(B) (Expenses Paid) or Section 2.02.08 (Title), which shall survive Closing for two (2) years and shall expire and terminate and no longer be enforceable for all periods of time on and after two (2) years from the Closing and (C) the Retained Liabilities described in Section 7.03(iii) which shall survive Closing indefinitely and shall not expire, terminate or cease to be enforceable.  Except for Sellers’ indemnification obligations under Section 7.04 (other than those that have terminated pursuant to the foregoing sentence) or for breaches of representations and warranties that survive longer pursuant to the foregoing sentence, on and after one (1) year from the Closing, Purchaser shall not be entitled to make any claim against Sellers with respect to the Subject Properties or the purchase and sale thereof for any cause attributable to any period of time under this Agreement or otherwise, including, without limitation, rights of contribution arising under or based on any Law and, except for Sellers’ indemnification obligations under Section 7.04 (other than those that have terminated pursuant to the foregoing sentence) or for breaches of representations and warranties that survive longer pursuant to the foregoing sentence, any and all liabilities of Sellers under this Agreement for which Purchaser has not previously delivered to Sellers a Claim Notice pursuant to Section 7.06.01 shall be deemed Assumed Obligations.

8.04

Damage Limitation.  Notwithstanding anything to the contrary herein, in no event shall any Party be liable to the other for any exemplary, punitive, special, indirect, consequential or speculative damages; provided, however, that if a Party is held liable to a third party for any of such damages and the other Party is obligated to indemnify the liable Party for the matter that

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gave rise to such damages pursuant to this Agreement, then the Indemnifying Party shall be liable for, and obligated to reimburse the Indemnified Party for, such damages.

ARTICLE IX
TERMINATION

9.01

Termination of Agreement.  This Agreement and the transactions contemplated hereby may be terminated by Sellers (by written notice to Purchaser) or by Purchaser (by written notice to Sellers) as follows:

9.01.01

By Sellers, if the conditions set forth in Section 4.01 are not satisfied in all respects or waived as of Closing.

9.01.02

By Sellers or Purchaser, if at or before Closing, the aggregate sum of the Title Defect Amounts for all Title Defects and Environmental Defect Values for all Environmental Conditions equals or exceeds twenty percent (20%) of the Purchase Price.

9.01.03

By Sellers or Purchaser, in accordance with Section 11.16.01.

9.01.04

By Purchaser, if the conditions set forth in Section 4.02 are not satisfied in all respects or waived as of Closing.

9.01.05

By Sellers and Purchaser at any time by the mutual written agreement.

9.02

Liabilities Upon Termination.  If this Agreement is terminated prior to Closing for any reason other than those set forth in Section 9.01 or is breached (provided that it shall be deemed a breach of this Agreement if the conditions set forth in Section 4.02 are not satisfied through the fault, neglect or failure to act of Purchaser, or if the conditions set forth in Section 4.01 are not satisfied through the fault, neglect or failure to act of Sellers), then (A) if terminated because of a breach by Purchaser of this Agreement, Sellers shall be entitled to the Deposit as their sole and exclusive remedy (the Parties hereby agreeing that the damages suffered by Sellers would be difficult to measure and the Deposit represents a fair approximation of such damages by the Parties), and (B) if terminated because of a breach by Sellers of this Agreement, Purchaser shall be entitled to a return of the Deposit and shall be permitted to pursue all remedies at law or in equity for such breach; provided, however, that the Parties agree that the maximum liability of Sellers’ breach, in addition to the return of the Deposit, shall be Fifty Nine Million Six Hundred Seventy Eight Thousand Dollars ($59,678,000).  Notwithstanding anything herein to the contrary, the provisions of this Section 9.02, Section 10.01.02 and ARTICLE XI shall survive any termination of this Agreement.

ARTICLE X
ENVIRONMENTAL ASSESSMENT

10.01

Environmental Assessment.

10.01.01

Inspection and Testing.  Prior to Closing, Purchaser will have the right, at its sole cost, risk and expense, to have its agents or representatives (the “Inspector”) conduct a Phase I environmental assessment of the Subject Properties.  For

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the purposes of this Agreement, a “Phase I environmental assessment” may include one or more of the following: (i) a review of the records of Sellers and Governmental Authorities, (ii) the submission of pre-inspection questionnaires to Sellers, (iii) a site visit to visually inspect the Subject Properties and (iv) interviews with corporate and site personnel of Sellers.  Should the results of the Phase I environmental assessment reasonably warrant, in the sole opinion of Purchaser, a Phase II environmental assessment or any other soil or groundwater sampling and analysis or any other subsurface testing, then Purchaser shall be permitted to proceed with such actions but shall provide Sellers with prior notice and shall provide Sellers the opportunity to be present for such actions.

10.01.02

Inspection and Test Results.  Sellers (acting through WDP) will be entitled to receive a copy of the results of the Phase I environmental assessment and Phase II environmental assessment for the Subject Properties, including, without limitation, all written reports, data and conclusions of the Inspector.  Purchaser agrees (unless and until Closing) not to disclose such results of the Phase I environmental assessment and Phase II environmental assessment for the Subject Properties, or any information of Sellers reviewed during the Phase I environmental assessment and Phase II environmental assessment for the Subject Properties, to third parties without the agreement of Sellers (acting through WDP), except as required by the arbitration procedure in Section 10.03.03, applicable Law or by the order of a court or regulatory agency.  This Section 10.01 shall survive the termination of this Agreement for any reason.

10.02

Notice of Environmental Conditions.  Prior to the Defect Notice Date, Purchaser will review the inspection and testing results for the Subject Properties and determine based on those results whether any Environmental Conditions exist with respect to the Subject Properties.  No later than 4:00pm Mountain Time on the Defect Notice Date, Purchaser will notify Sellers in writing of any Environmental Conditions adversely affecting the value of the Subject Properties.  Such notice shall describe in reasonable detail the Environmental Conditions, include all data and information in Purchaser’s or its Inspector’s possession or control bearing thereon and include the estimated Environmental Defect Values attributable thereto, to the extent the Environmental Defect Values are known.

10.03

Right and Remedies for Environmental Conditions.

10.03.01

Purchaser shall not be entitled to a Purchase Price adjustment or other remedy for the Environmental Conditions affecting the Subject Properties, unless (i) the Environmental Defect Value attributable to each un-Remediated Environmental Condition exceeds Thirty Thousand Dollars ($30,000) and (ii) all Environmental Defect Values attributable to all un-Remediated Environmental Conditions exceed One Million Dollars ($1,000,000) (the “Environmental Threshold Amount”), it being agreed that Purchaser shall be solely responsible for each Environmental Condition for which the Environmental Defect Value is less than or equal to Thirty Thousand Dollars ($30,000).

10.03.02

If all Environmental Defect Values attributable to all Environmental Conditions exceed the Environmental Threshold Amount, then Purchaser, at its sole option and discretion, with regard to those Environmental Conditions for which the

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Environmental Defect Values exceed Thirty Thousand Dollars ($30,000), may (i) request that Sellers Remediate such Environmental Conditions, but Sellers will have no obligation to Remediate the Environmental Conditions or (ii) request a reduction in the Purchase Price equal to the applicable Environmental Defect Values.  In the event the Environmental Threshold Amount for all un-Remediated Environmental Conditions is satisfied as finally determined by agreement between Sellers (acting through WDP) and Purchaser or arbitration, Purchaser shall be entitled to reduce the Purchase Price by the aggregate dollar amount of all Environmental Defect Values attributable to all un-Remediated Environmental Conditions, including, without limitation, those dollar amounts satisfying the Environmental Threshold Amount.  If Sellers (acting through WDP) agree to Remediate the Environmental Conditions, nothing contained in this Agreement shall prevent Sellers from recovering pursuant to existing agreements or to statutory or common law contribution rights a proportionate share, based upon relative working or other cost bearing interests, of the costs of Remediation from other Persons who own interests in the Subject Properties affected by the Environmental Conditions.  If Sellers (acting through WDP) and Purchaser are unable to agree no later than two (2) Business Days before Closing on curative measures or a reduction in the Purchase Price with respect to any such Environmental Conditions, then the Parties will have the rights and remedies set forth in Section 10.03.03.

10.03.03

The rights and remedies of Sellers and Purchaser with respect to an  Environmental Condition on a Subject Property with respect to which Sellers (acting through WDP) and Purchaser are unable to agree on or before two (2) Business Days prior to Closing on curative measures or a Purchase Price reduction (a “Disputed Adverse Environmental Condition”) are as set forth in this Section.  As to each Disputed Adverse Environmental Condition, the Parties shall negotiate in good faith to agree on curative measures or a Purchase Price reduction.  If the Parties are unable to agree on whether an Environmental Condition exists, curative measures or a Purchase Price reduction, then, at the sole option and discretion of Purchaser (i) the affected Subject Property will be removed from the transaction and the Purchase Price shall be reduced by the Allocated Value of such Subject Property or (ii) the Subject Properties with such Disputed Adverse Environmental Condition will not be sold or bought, the Purchase Price will be reduced as described in Section 1.03.02(C) by the Allocated Value attributable to such Subject Properties, such Allocated Value will be deposited by Purchaser with the Escrow Agent subject to the Escrow Agreement and title to such Subject Properties will remain with Sellers until the Environmental Arbitrator’s determination is made.  Either Sellers (acting through WDP) or Purchaser shall have the right, exercisable within ninety (90) days after the Closing Date, to submit all Disputed Adverse Environmental Conditions to binding arbitration before a mutually agreeable arbitrator (which arbitrator must have at least ten (10) years of experience in oil and gas environmental compliance matters and must not have performed any environmental work for any Party with respect to the Subject Properties affected by the Disputed Adverse Environmental Conditions).  Any dispute regarding appointment of a mutually acceptable arbitrator shall be resolved by having Purchaser and Sellers (acting through WDP) each select one arbitrator meeting the criteria described above and instructing such two arbitrators to select a third arbitrator meeting the criteria described above.  Such third arbitrator or a mutually acceptable arbitrator, as applicable, shall be referred to herein as the “Environmental Arbitrator”.

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The Environmental Arbitrator shall resolve the dispute within thirty (30) days of submittal of the relevant documentation by the Parties.  The decision of the Environmental Arbitrator is final and binding upon the Parties and is not subject to appeal by the Parties to any court that may otherwise have jurisdiction.  Fees and expenses of the Environmental Arbitrator shall be borne equally by the Parties.

10.03.04

If any Subject Property with Disputed Adverse Environmental Conditions was excluded from Closing pursuant to Section 10.03.03(ii), then two (2) Business Days after such Disputed Adverse Environmental Conditions as to such Subject Property were resolved either through mutual agreement of the Parties or by the Environmental Arbitrator, the Parties shall close on the sale of such Subject Property (an “Environmental Subsequent Closing”), subject to the conditions of ARTICLE IV, which shall apply as to such Environmental Subsequent Closing with respect to only such Subject Properties as are conveyed therein.  At each Environmental Subsequent Closing, the Parties shall take such actions and make such deliveries as apply to Closing with respect to such Subject Property except that instead of Purchaser making a payment, Purchaser and Sellers (acting through WDR) shall cause the Escrow Agent to deliver the applicable Allocated Value (plus any accrued interest and adjusted in accordance with Section 1.03 as it applies to the applicable Subject Property only) to the Parties in accordance with their agreement or the determination of the Environmental Arbitrator, as the case may be.

10.03.05

During the period of time between the Closing and an Environmental Subsequent Closing, the provisions of this Agreement relating to any period of time prior to Closing shall continue to apply as to the applicable Subject Properties affected by Environmental Conditions.

10.03.06

The term “Remediation” or “Remediate” means, with respect to any Environmental Condition, the undertaking and completion of those actions and activities necessary to remediate such Environmental Condition to the degree necessary such that the Environmental Condition no longer constitutes an Environmental Condition.  Sellers shall cause WDP to promptly notify Purchaser at such time as it believes Sellers have Remediated an Environmental Condition.  Purchaser shall promptly notify Sellers (acting through WDP) of whether it agrees such condition is Remediated.  If Purchaser fails to notify Sellers (acting through WDP) of whether it agrees such condition was Remediated within two (2) Business Days following receipt of WDP’s notice, such Environmental Condition shall be deemed Remediated.  If Sellers (acting through WDP) and Purchaser are unable to agree that an Environmental Condition has been Remediated, either Party may submit such issue to arbitration pursuant to the terms of Section 10.03.03.  Notwithstanding any agreement by Sellers (acting through WDP) to attempt to Remediate the Environmental Conditions or to reduce the Purchase Price due to  Environmental Conditions, to the extent the involved Subject Properties are accepted by Purchaser, Purchaser assumes the identified Environmental Conditions with respect to such involved Subject Properties.  Such assumption of Environmental Conditions shall not relieve Sellers of their obligations to Remediate the Environmental Condition they agreed to Remediate under the foregoing provisions.

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10.03.07

The term “Environmental Condition” means (a) the failure of a Subject Property to be in compliance with all applicable federal, state, and local laws, including, without limitation, statutes, regulations, orders, ordinances, and common law, relating to the protection of the public health, welfare and the environment, including, without limitation, those laws relating to the storage, handling, and use of chemicals and other hazardous materials, those relating to the generation, processing, treatment, storage, transportation, disposal, or other management of waste materials of any kind (“Environmental Law”), (b) a Subject Property being subject to any agreements, orders, decrees, settlements, directives, injunctions, or judgments currently in existence based on any Environmental Law that require any Person to Remediate a Subject Property or negatively impact in an adverse and material manner (such as a material increase in costs or a material decrease in revenues or a diminution in value) the present or the future use of any portion of a Subject Property or (c) a Subject Property being subject to any un-Remediated notices of violations of or non-compliance with any applicable Environmental Law.

10.03.08

The term “Environmental Defect Value” means Purchaser's reasonable estimate of the cost of Remediating an Environmental Condition and any and all damages or costs arising out of or related to such Environmental Condition.

ARTICLE XI
MISCELLANEOUS

11.01

Records.  As soon as practicable after Closing, but not more than ten (10) days after Closing, or such other time frame as is agreed to by the Parties, Sellers shall make available for pick-up by Purchaser, at the offices of WDP, all Records.  In the event Sellers wish to keep copies of such Records, Sellers, at their cost and expense, may make and retain copies thereof.  Purchaser shall retain all Records for seven (7) years after Closing and shall make such Records available to Sellers for their review and copying at any time during such seven (7) year period during normal business hours; provided that if during such period of time Purchaser intends to dispose of such Records, Purchaser shall give Sellers (acting through WDP) written notice of such intent and Sellers (acting through WDP) shall have thirty (30) days from receipt of such notice to accept delivery or make copies of such Records from Purchaser.  Following such thirty (30) day period of time, Purchaser shall be free to dispose of any remaining Records in its discretion.

11.02

Tax Prorations.  Sellers shall be responsible for all real and personal property taxes for the Subject Properties before the Effective Date.  Purchaser shall be responsible for all real and personal property taxes for the Subject Properties after the Effective Date.

11.03

Post-Closing Filings And Notifications.  Promptly after Closing (or any Subsequent Closing or Environmental Subsequent Closing), Purchaser, at its cost and expense, shall (A) record the Assignment in all applicable real property records and thereafter furnish Sellers (acting through WDP) with a certified copy thereof, (B) send notices to vendors supplying goods and services for the Subject Properties of the assignment of the Subject Properties to Purchaser and, if applicable, the designation of Purchaser as the operator thereof and (C) actively pursue all other consents and approvals that may be required in connection with

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the assignment of the Subject Properties to Purchaser, and the assumption of the Assumed Obligations by Purchaser, which consents have not been obtained previously.

11.04

No Sales Taxes.  No sales, transfer or similar taxes will be collected at Closing (or any Subsequent Closing or Environmental Subsequent Closing), from Purchaser in connection with the transactions contemplated by this Agreement.  If, however, the transactions contemplated by this Agreement are later deemed to be subject to sales, transfer or similar taxes, for any reason, Purchaser agrees to be solely responsible, and shall indemnify and hold Sellers (and their affiliates, and the respective directors, officers, employees, attorneys, contractors and agents of Sellers and such affiliates) harmless, for any and all sales, transfer or similar taxes (including, without limitation, related penalty, interest or legal costs) due by virtue of the transactions contemplated by this Agreement and the Purchaser shall remit such taxes at that time.  Sellers agree that they will cooperate with Purchaser, and Purchaser agrees to cooperate with Sellers, in demonstrating that the requirements for exemptions from such taxes have been met.

11.05

Authorization by Sellers; Sellers’ Knowledge.

11.05.01

Sellers hereby irrevocably authorize and empower WDP to make or give any approval, waiver, request, consent, instruction or other communication (including, without limitation, wire instructions for payments) on behalf of Sellers with respect to this Agreement or the transactions contemplated hereby, including, without limitation, with respect to the amendment of any provision hereof.  Sellers hereby irrevocably authorize and empower WDP to receive all demands, notices or other communications directed to Sellers under this Agreement.  Sellers irrevocably authorize and empower WDP to (i) take any action (or to determine to refrain from taking any action) in connection with the transactions contemplated by this Agreement as WDP may deem appropriate (including, without limitation, the settlement or compromise of any dispute or controversy), which action will be binding on WDP and Sellers and (ii) execute and deliver all instruments and documents of every kind incident to the foregoing with the same effect as if Sellers had executed and delivered such instruments and documents themselves.  Accordingly, any demands, notices or other communications directed to Sellers under this Agreement shall be deemed effective if properly given to WDP, and Purchaser shall have no liability to any Seller for complying with any communications or notices of WDP.  For the avoidance of doubt, notwithstanding the foregoing, each Seller shall execute and deliver the Assignment at the Closing (or any Subsequent Closing or Environmental Subsequent Closing).

11.05.02

Sellers hereby irrevocably authorize and empower WDR to make or give any approval, waiver, request, consent, instruction or other communication (including, without limitation, wire instructions for payments) on behalf of Sellers with respect to the Escrow Agreement or the transactions contemplated thereby, including, without limitation, with respect to the amendment of any provision thereof.  Sellers hereby irrevocably authorize and empower WDR to receive all demands, notices or other communications directed to Sellers under the Escrow Agreement.  Sellers irrevocably authorize and empower WDR to (i) take any action (or to determine to refrain from taking any action) in connection with the transactions contemplated by the Escrow

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Agreement as WDR may deem appropriate (including, without limitation, the settlement or compromise of any dispute or controversy), which action will be binding on WDR and Sellers and (ii) execute and deliver all instruments and documents of every kind incident to the foregoing with the same effect as if Sellers had executed and delivered such instruments and documents themselves.  Accordingly, any demands, notices or other communications directed to Sellers under the Escrow Agreement shall be deemed effective if properly given to WDR, and neither the Escrow Agent nor Purchaser shall have any liability to any Seller for complying with any communications or notices of WDR.

11.05.03

As used in this Agreement, “Sellers’ knowledge” shall mean the knowledge of Sellers and WDP, and “Seller’s knowledge” shall mean the knowledge of such Seller and WDP.

11.06

Notices.  All communication or notices required or permitted to be given under this Agreement shall be in writing, and any communication or notice shall be deemed to have been duly made when Actually Delivered pursuant to the following information:

(A)

Purchaser

Questar Exploration and Production Company

Austin Murr

Independence Plaza

1050 17th Street, Suite 500

Denver, CO 80265

Telephone:  303-672-6941

Facsimile:  303-308-3639

E-mail:  Austin.Murr@questar.com

(B)

Sellers:

Will-Drill Production Co., Inc.

Ernest L. Nix, Jr.

416 Travis Street, Suite 1200

Shreveport, LA  71101

Telephone:  318-222-7464

Facsimile:  318-222-7466

E-mail:  nicky@willdrill.com

All communication or notices shall be deemed to be “Actually Delivered” when (i) the receipt of a facsimile or e-mail transmission is acknowledged by the recipient, (ii) the notice is hand delivered, (iii) the receipt of the U.S. Postal Service indicates delivery to the mailing address provided above, (iv) the records of a nationally known delivery services indicate delivery to the mailing address provided above or (v) only in the event actual delivery under subparts (i) through (iv) above is attempted and unsuccessful, five (5) days following the deposit by an attorney for the Party delivering notice, in the Unites States mail, of such communication or notice, mailed first class with proper postage attached and addressed to the mailing address provided above.  Each Party shall be entitled to specify different contact information by giving written notice thereof as provided above.

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11.07

Further Assurances.  Sellers and Purchaser agree that they will, upon request, execute, acknowledge and deliver, or will cause to be executed, acknowledged and delivered, such documents, and will perform and take such further actions, as may be necessary or appropriate to carry out the intent of the transactions contemplated by this Agreement.  Purchaser and Sellers acknowledge that, as of the Closing Date (or as of the Subsequent Closing or the Environmental Subsequent Closing), Sellers or WDP may:  (A) have unpaid joint interest accounts receivable due from working interest owners in the Subject Properties, (B) have erroneously overpaid certain working interest owners who have not repaid such sum and/or (C) be entitled to refunds, such as ad valorem taxes, attributable to the Subject Properties prior to the Effective Date.  Purchaser agrees to cooperate with Sellers and to assist Sellers in securing such monies and, if received by Purchaser, to remit to Sellers any such monies so received.

11.08

CHOICE OF LAW.  THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF LOUISIANA WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONFLICTS OF LAWS.  THE VALIDITY OF THE ASSIGNMENT AFFECTING THE TITLE TO REAL PROPERTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE JURISDICTION IN WHICH SUCH PROPERTY IS SITUATED.  THE REPRESENTATIONS AND WARRANTIES CONTAINED IN SUCH ASSIGNMENT AND THE REMEDIES AVAILABLE BECAUSE OF A BREACH OF SUCH REPRESENTATIONS AND WARRANTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF LOUISIANA WITHOUT GIVING EFFECT TO THE PRINCIPLES OR CONFLICTS OF LAWS.  EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

11.09

Assignment.  This Agreement shall not be assignable by any Party without the prior written consent of the other Parties.  Subject to the foregoing sentence, this Agreement shall be binding upon and inure to the benefit of the Parties and their successors and assigns.

11.10

Amendment; Severability.  This Agreement may not be amended or terminated except in writing, signed by all the Parties.  If any provision of this Agreement shall be held invalid, illegal or incapable of being enforced, the validity, legality or enforceability of the other provisions of this Agreement shall not be affected, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as legally and economically similar as possible to the provision at issue.

11.11

Counterparts; Electronic Signatures.  This Agreement may be executed in any number of counterparts and each counterpart shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument.  Any signature to this Agreement delivered by facsimile or scanned and sent via e-mail shall be deemed original for all purposes.

11.12

Expenses and Fees.  Whether or not the transactions contemplated by this Agreement are consummated, each of the Parties shall be obligated to pay the fees and expenses of its counsel, accountants and other experts incident to the negotiation and preparation of this

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Agreement and consummation of the transactions contemplated hereby.  Sellers (acting through WDR) and Purchaser each agree to pay fifty percent (50%) of the fees and expenses in connection with the Escrow Agreement and the transactions contemplated thereby.  Notwithstanding the foregoing, in connection with any suit, action or other proceeding to enforce any Party’s obligations under this Agreement, the Party prevailing in such suit, action or other proceeding shall be entitled to seek the recovery of all its costs and fees (including, without limitation, attorneys’ fees, experts’ fees, administrative fees, arbitrators’ fees and court costs) incurred in connection with such suit, action or other proceeding.  All sales, use or other taxes (other than taxes on gross income, net income or gross receipts) and duties, levies or other governmental charges incurred by or imposed with respect to the property transfers undertaken pursuant to this Agreement and all costs of recording the Assignment and any other recordable document shall be the responsibility of, and shall be paid by, Purchaser.

11.13

Press Releases.  Unless otherwise required by Law and except as permitted by this Section, neither Party will issue a press release or disclose to any third party (not including the officers, directors, advisors, agents and representatives of the Parties, on a “need-to-know” basis), the details of this Agreement or the transaction contemplated by its terms and provisions.  In the event any disclosure is required by Law, such disclosure shall contain only the absolute minimum of information required and shall not be made until reviewed and approved by Purchaser and Sellers (acting through WDP).  Notwithstanding the foregoing, the Parties agree and acknowledge that (i) at or shortly after the date of this Agreement, Purchaser will issue a press release announcing its purchase of the Subject Properties and certain details relating thereto (provided, however, that such press release will not disclose the identities of Sellers) and (ii) such press release will not require approval of Sellers or WDP.

11.14

Entireties.  This Agreement, including the Exhibits and Schedules, the Confidentiality Agreement signed by Purchaser on November 27, 2007, and the other agreements, instruments and documents to be entered into by the Parties under the provisions of this Agreement, set forth the entire agreement and understanding of the Parties in respect of the transactions contemplated hereby and supersede all prior agreements, prior arrangements and prior understandings relating to the subject matter hereof whether oral or written.  The Exhibits and Schedules referred to in this Agreement are hereby incorporated in this Agreement by this reference and constitute a part of this Agreement.  All references herein to this Agreement shall be deemed to include all Exhibits and Schedules and amendments hereto.  Each Party has received a complete set of Exhibits and Schedules as of the execution of this Agreement.

11.15

Like Kind Exchange.

11.15.01

Each Seller reserves the right, at or prior to Closing, to assign its rights under this Agreement with respect to all or a portion of the Purchase Price, and that portion of the Subject Properties being sold by such Seller hereunder associated therewith (“1031 Assets”), to a Qualified Intermediary (“QI”) (as that term is defined in Section 1.1031(k)-l(g)(4)(v) of the Treasury Regulations) designated by such Seller to accomplish the Closing, in whole or in part, in a manner that will comply with the requirements of a like-kind exchange (“Like-Kind Exchange”) pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (“Code”).  If a Seller so elects, then such Seller may assign its rights under this Agreement to the 1031 Assets to the QI.

Houston3500259v15

Purchaser hereby (i) consents to such Seller’s assignment of its rights in this Agreement with respect to the 1031 Assets and (ii) if such assignment is made, agrees to pay all or a portion of the Purchase Price (as adjusted pursuant hereto) to which such Seller is entitled (as directed by WDP) into the qualified trust account at Closing as directed in writing by such Seller.  Such Seller and Purchaser acknowledge and agree that a whole or partial assignment of this Agreement to a QI shall not release any Party from any of its  liabilities and obligations hereunder.  No Party represents to the other Parties that any particular tax treatment will be given to a Party as a result of such Like-Kind Exchange.  Purchaser shall cooperate with such Seller in connection with such Like-Kind Exchange but shall not be obligated to pay any additional costs or incur any additional obligations as a result thereof and any such Seller shall indemnify, defend and hold harmless Purchaser for any and all costs or expenses incurred in connection therewith or as a result thereof.

11.15.02

Purchaser shall have the right to request that a Seller assign all or any portion of the Subject Properties being sold by such Seller hereunder to a QI designated by Purchaser in order for such QI to effect a Like-Kind Exchange for Purchaser with respect to such Subject Properties or portion thereof.  Such assignment of such Subject Properties or portion thereof shall not release any Party from any of its liabilities and obligations hereunder.  No Party represents to the other Parties that any particular tax treatment will be given to a Party as a result of such Like-Kind Exchange.  Sellers shall cooperate with Purchaser in connection with  such Like-Kind Exchange but shall not be obligated to pay any additional costs or incur any additional obligations as a result thereof, and Purchaser shall indemnify, defend and hold harmless Sellers for any and all costs or expenses incurred in connection therewith or as a result thereof.

11.16

Casualty.  An event of casualty means volcanic eruptions, acts of God, terrorist action, fire, explosion, earthquake, wind storm, flood, drought, condemnation, the exercise of any right of eminent domain, confiscation, seizure or other casualty loss (a “Casualty”).

11.16.01

If, prior to Closing, one or more Casualties occur which result in a reduction in the value of the Subject Properties in excess of twenty percent (20%) of the Purchase Price (“Casualty Loss”), Purchaser or Sellers may elect to terminate this Agreement.  If this Agreement is not so terminated, then this Agreement shall remain in full force and effect notwithstanding any such Casualty Loss, and, at Purchaser’s election, (A) Sellers may retain the Subject Properties affected thereby and the Purchase Price shall be decreased by the Allocated Value of such Subject Properties or (B) at the Closing, Sellers shall (i) pay to Purchaser all sums paid to Sellers by reason of such Casualty Loss (provided, however, that the Purchase Price shall not be adjusted by reason of such payment) and (ii) assign, transfer and set over unto Purchaser all of the right, title and interest of Sellers in and to such Subject Properties and any unpaid awards or other payments arising out of such Casualty Loss.

11.16.02

For purposes of determining the diminution in value of a Subject Property as a result of a Casualty Loss, the Parties shall use the same methodology, to the extent applicable, as applied in determining the diminution in value of a Subject Property as a result of a Title Defect as set forth in Section 6.03.04(B).

Houston3500259v15

11.17

Time of Essence; Action on Business Day.  Time is of the essence in this Agreement.  If the date specified in this Agreement for giving notice or taking any action is not a Business Day (or if the period of time during which any notice is required to be given or any action taken expires on a date that is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period of time during which notice is required to be given or action taken) shall be the next day which is a Business Day.

11.18

Survival.  Except as expressly set forth in this Agreement, the representations, warranties, covenants and agreements of the Parties contained in this Agreement shall survive Closing and the execution and delivery of the documents to be delivered at Closing shall remain in full force and effect in accordance with the terms of this Agreement.

11.19

Third Party Beneficiaries.  Nothing in this Agreement shall entitle any Person other than a Party to any claim, cause of action, remedy or right of any kind, except as expressly set forth in this Agreement.

11.20

Construction.  The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

11.21

Headings.  The headings of the Articles and Sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.

11.22

Certain Defined Terms.  As used in this Agreement:

11.22.01

“Allocated Value” means, with respect to an Oil and Gas Property, a portion of the Purchase Price allocated to such Oil and Gas Property.  Allocated Values are set forth on Exhibit “A”.

11.22.02

“Business Day” means any day other than a Saturday, a Sunday or a day on which banks are closed for business in the State of Louisiana.

11.22.03

“Governmental Authority” means any government and/or any political subdivision thereof (including, without limitation, departments, courts, commissions, boards, bureaus, ministries, agencies or other instrumentalities).

11.22.04

“Law” means any law (including common law), statute, rule, regulation, ordinance, order, requirement and code of any Governmental Authority.

11.22.05

“Person” means any Governmental Authority or any individual, firm, partnership, corporation, limited liability company, joint venture, trust, unincorporated organization or other entity or organization.

 [Remainder of Page Intentionally Left Blank; Signature Page Follows.]

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IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

WILL-DRILL RESOURCES, INC.

By:

/s/ C. Allen Williams

Name:

C. Allen Williams

Title:

Vice-President

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

UNIVERSAL ENERGY, L.L.C.

By:

/s/ John C. Hardin, III

Name:

John C. Hardin, III

Title:

Managing Member

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

COD EXPLORATION, L.L.C.

By:

/s/ Charles W. Kessler

Name:

Charles W. Kessler

Title:

Managing Member

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

SPANOIL INCORPORATED

By:

/s/ Anthony J. Spano

Name:

Anthony J. Spano

Title:

President

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

MAVERICK CAPITAL, L.L.C.

By:

/s/ Edward R. Campbell, III

Name:

Edward R. Campbell, III

Title:

Managing Member

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

DIAMOND RESOURCES, L.L.C.

By:

/s/ Christopher G. Campbell

Name:

Christopher G. Campbell

Title:

Managing Member

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

RAILSBACK VENTURES, L.L.C.

By:

/s/ Edward R. Campbell, Jr.

Name:

Edward R. Campbell, Jr.

Title:

Managing Member

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

ATKINS, LTD., L.L.C.

By:

/s/ Edward J. Crawford, III

Name:

Edward J. Crawford, III

Title:

Manager

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

BIENVILLE INTERESTS, L.L.C.

By:

/s/ Edward J. Crawford, III

Name:

Edward J. Crawford, III

Title:

Manager

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

JALA VENTURES, L.L.C.

By:

/s/ John E. Atkins

Name:

John E. Atkins

Title:

Manager

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

PETRA EXPLORATION, L.L.C.

By:

/s/ Mark A. Ratley

Name:

Mark A. Ratley

Title:

Manager

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

COWGILL & ASSOCIATES, L.L.C.

By:

/s/ Stephen C. Cowgill

Name:

Stephen C. Cowgill

Title:

Manager

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

MILESTONE ENERGY, L.L.C.

By:

/s/ Joseph A. Lott

Name:

Joseph A. Lott

Title:

Manager

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

MAVERICK OIL & GAS, INC.

By:

/s/ James M. Light, Jr.

Name:

James M. Light, Jr.

Title:

President

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

THOMAS FAMILY MINERALS, L.L.C.

By:

/s/ Robert Pitts Thomas, Sr.

Name:

Robert Pitts Thomas, Sr.

Title:

Manager

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

MICA RESOURCES, L.L.C.

By:

/s/ Michael Ray Fulford

Name:

Michael Ray Fulford

Title:

Manager

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

SHELBY OIL & GAS CO., INC.

By:

/s/ J. Stanford Shelby

Name:

J. Stanford Shelby

Title:

President

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

ANDERSON LAND & MINERALS, L.L.C.

By:

/s/ Jay A. Greenleaf

Name:

Jay A. Greenleaf

Title:

Agent

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

ANDERSON HODGE, L.L.C.

By:

/s/ William G. Anderson

Name:

William G. Anderson

Title:

Manager

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

TATER HILL INVESTMENTS, L.L.C.

By:

/s/ Robert Pitts Thomas, Jr.

Name:

Robert Pitts Thomas, Jr.

Title:

Manager

By:

/s/ Susan Thomas Williams

Name:

Susan Thomas Williams

Title:

Manager

[Signature Page to Purchase and Sale Agreement]

IN WITNESS THEREOF, Purchaser and Sellers have duly executed this Agreement, as of the day and year first above written.

QUESTAR EXPLORATION AND PRODUCTION COMPANY

By:

/s/ C.B. Stanley

Name:  C.B. Stanley

Title:

President and CEO

[Signature Page to Purchase and Sale Agreement]